Exhibit 10(M)
      ___________________________________________________________________









                      MASTER CREDIT AND SECURITY AGREEMENT

                                      among

                                    SKY BANK

                                       and

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                                       and

               THOSE SUBSIDIARIES WHICH RECEIVE ADVANCES HEREUNDER




                          Dated as of October 13, 2004













         __________________________________________________________________

                      Master Credit and Security Agreement

          This Master Credit and Security Agreement (the "Agreement") is entered into as of October 13, 2004, between Franklin Credit Management Corporation, a Delaware corporation (the "Company" ), having its principal office at Six Harrison Street, New York, New York 10013, and Sky Bank, an Ohio banking corporation (the "Bank"), having an office at 110 East Main Street, Salineville, Ohio 43945. The Subsidiaries of the Company which receive Company Subsidiary Loans under this Agreement or which have heretofore received Company Subsidiary Loans will also become parties hereto.
          Whereas, the Bank, the Company and certain Company Subsidiaries have previously entered into loan arrangements, whereby Bank and the Company and each respective Company Subsidiary entered into a separate term loan and security agreement and a promissory note;

          Whereas the Bank, the Company and each Company Subsidiary which have previously entered into a loan and security agreement, other than Tribeca Lending Corporation, desire to amend and restate each such loan and security agreement;

          Whereas, at the request of the Company, the Bank has from time to time extended credit to Company subsidiaries and to additional Subsidiaries of the Company (i) to finance the purchase of residential mortgage loans, or
     (ii) to consolidate and refinance such extensions of credit made earlier by the Bank, with such extensions of credit having been secured by the loans purchased by those Subsidiaries with the Bank's financing, and a list of all such outstanding extensions of credit from the Bank is set forth on
     Schedule I attached hereto; and

          Whereas, the Company has requested the Bank, and the Bank is willing, to amend and restate each such loan and security agreement and to continue to extend credit to Subsidiaries of the Company from time to time to finance the purchasing of residential mortgage loans, such extensions of credit to be secured by the loans to be purchased with the Bank's financing; and the parties now desire to set forth herein the terms and conditions to which all such prior extensions of credit shall now be subject, and under which all such future extensions of credit for those purposes shall be made, and the security provided for the repayment thereof;

          Now, Therefore, the parties hereby agree to amended and restate each previously existing loan and security agreement, other than any warehouse arrangement or loan and security agreement with Tribeca Lending Corporation, as follows:

                                    Article ~ I

                                   Definitions

          Section~1.1.   Defined  Terms.  Capitalized  terms  defined  below  or
     elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

     "Administrative  Services  Agreement"  has the meaning set forth in Section
     10.1 hereof.

     "Administrative Servicing Fee" means an amount to be agreed to in writing from time to time between the Bank and the Company in consideration of the services provided under its Administrative Servicing Agreement with its Company Subsidiary.

     "Advance" means a disbursement by the Bank under a Company Subsidiary Loan.

     "Affiliate" has the meaning set forth in Rule~12b-2 of the General Rules and Regulations under the Exchange Act.

     "Agreement" means this Master Credit and Security Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

     "Bank" has the meaning set forth in the first paragraph of this Agreement.

     Business Day" means any day excluding Saturday, Sunday and any day which the principal offices of the Bank in Salineville, Ohio, or the Company in New York, New York are closed for business.

     "Collateral" has the meaning set forth in Section~3 hereof.

     "Collateral Documents" has the meaning set forth in Exhibit~D. The Bank shall have the right, on not less than thirty (30) Business Days' prior written notice to the Company to modify Exhibit D to conform to current legal requirements or Bank practices, and, as so modified, said Exhibits shall be deemed a part hereof

     "Commitment" has the meaning set forth in Section~2.1(a) hereof.

     "Company" has the meaning set forth in the first paragraph of this Agreement.

     "Company Subsidiary" means any Subsidiary of the Company, whether now existing or hereafter organized and created, which becomes a party to this Agreement and which has heretofore received or which hereafter receives a Company Subsidiary Loan, provided, however, it is recognized that the Company has as of the date of this Agreement at least one other Subsidiary which has a "warehouse line of credit" facility from the Bank not covered by this Agreement, and may in the future have one or more Subsidiaries which do not have extensions of credit from the Bank.

     "Company Subsidiary Loan" means a now existing or hereafter arising loan to a Company Subsidiary pursuant to this Agreement and the related Note, to finance the purchase of residential mortgage loans or to consolidate and refinance loans which were granted by Bank to one or more Company Subsidiaries to finance the purchase of residential mortgage loans.

     "Company Subsidiary Loan Request" means the current form in use by the Bank as set forth in Exhibit~B hereto. The Bank shall have the right, on not less than thirty (30) Business Days' prior written notice to the Company, to modify Exhibit B to conform to current legal requirements or Bank practices, and, as so modified, said Exhibits shall be deemed a part hereof.

     "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

     "Conventional Mortgage Loan" means a Mortgage Loan other than a FHA-insured or VA-guaranteed Mortgage Loan.

     "Corporate Advances" means all customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Company or any subservicer of its servicing obligations with respect to the preservation, restoration and protection of the mortgaged property.

     "Custodial Agreement" means that certain Custodial Agreement dated as of October 22, 2003, among the Company, U.S. Bank National Association as Custodian, the Bank, and those Subsidiaries of the Company who have become parties to that Agreement and who may become parties to it in the future. Furthermore, each Company Subsidiary that becomes a party to this Agreement by executing a counterpart signature page shall also thereby become and be deemed to be a party to the Custodial Agreement to the same extent as if such Company Subsidiary had executed a counterpart signature page to the Custodial Agreement, and such Company Subsidiary shall be bound by the terms and provisions of the Custodial Agreement.

     "Custodian" means the organization which holds documents under the Custodial Agreement relating to Mortgage Loans on the Company's behalf or on behalf of a Company Subsidiary.
     "Debt" means, with respect to any Person, at any date (a)~all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; (b)~all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (c)~all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser, or otherwise (except as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and (d)~all indebtedness for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by such Person (even though such Person has not assumed or otherwise become liable for the payment of such indebtedness).

     "Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

     "Escrow Payment" With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     "Event of Default" means any of the conditions or events set forth in Section~8.1 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "FHA" means The Federal Housing Administration of the United States Department of Housing and Urban Development and any successor thereto.

     "FHLMC" means The Federal Home Loan Mortgage Corporation and any successor thereto.

     "Floating Rate" has the meaning set forth in Section~2.4(a) hereof.

     "FNMA" means The Federal National Mortgage Association and any successor thereto.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "GNMA" means Government National Mortgage Association or any successor thereto.

     "HUD" means the United States Department of Housing and Urban Development or any successor thereto.

     "Indemnified Liabilities" has the meaning set forth in Section~9.3 hereof.

     "Index" has the meaning set forth in Section ~ 2.4(a) hereof.

     "Insurer" means FHA, VA or a private mortgage insurer, as applicable.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "Investor" means a financially responsible institution purchasing Mortgage Loans from the Company or from a Company Subsidiary pursuant to a Purchase Commitment.

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind, including without limitation any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

     "Lock-box Agreement" has the meaning set forth in Section 3.4 hereof.

     "Margin Stock" has the meaning assigned to that term in Regulation~U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Mortgage" means either (1)~a first-lien mortgage, deed of trust, security deed or similar instrument on improved real property; or (2)~a second-lien mortgage, deed of trust, security deed or similar instrument on improved real property.

     "Mortgage Loan" means any loan evidenced by a Mortgage Note. A Mortgage Loan, unless otherwise expressly stated herein, means a Residential Mortgage Loan.

     "Mortgage Loan Documents" means the Mortgage, Mortgage Note, credit and closing packages, disclosures, and all other files, records and documents.

     "Mortgage Loan Principal Balance" means, as of any date of determination," the outstanding principal balance of such Mortgage Loan as calculated pursuant to the Mortgage Loan Documents.

     "Mortgage Note" means a note secured by a Mortgage and evidencing a Mortgage Loan.

     "Multiemployer   Plan"   means  a   "multiemployer   plan"  as  defined  in
     Section~4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

     "Net Worth" mean, with respect to the Company and its Subsidiaries at any date of determination, (a) Consolidated total assets of the Company and its Subsidiaries at such date less (b) the sum of (i) Consolidated total liabilities of the Company and its Subsidiaries at such date and (ii) the liquidation value of any redeemable preferred stock of the Company and its Subsidiaries at such date, in each case as determined in accordance with GAAP.

     "Note" has the meaning set forth in Section~2.3 hereof.

     "Notices" has the meaning set forth in Section~11.3 hereof.

     "Officers' Certificate" means a certificate executed on behalf of the Company or of a Company Subsidiary by its vice president, cashier or other appropriate officer.

     "Person" means and includes natural persons, corporations, limited liability companies, partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust land trusts, business trusts or other organizations, whether or not legal entities, and companies, governmental agencies and political subdivisions thereof.

     "Plans" has the meaning set forth in Section ~ 5.1(l) hereof.

     "Pledged Mortgage Loans" has the meaning set forth in Section ~ 3.1(a) hereof.

     "Post-Default Rate" means in respect of any day (a "Post-Default Day") an Event of Default has occurred and is continuing hereunder, a rate per annum on a 360 day per year basis equal to 2% per annum plus the applicable Floating Rate on such Post-Default Day.

     "Purchase Commitment" means a written commitment, issued in favor of the Company or of a Company Subsidiary by an Investor pursuant to which that Investor commits to purchase one or more Mortgage Loans, or whole loan purchase agreement by and between the Company or a Company Subsidiary and the Investor, governing the terms and conditions of any such purchases.

     "Redemption Amount" has the meaning set forth in Section ~ 3.3 hereof.

     "Residential Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing a one- to four-family residence.

     "Statement Date" has the meaning set forth in Sections ~ 4.1(h) and 6.1(b)(ii) hereof.

     "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Success Fees" has the meaning set forth in Section 2.10.

     "Taxes" means an amount to be agreed to in writing from time to time between the Bank and the Company to be used to pay income taxes for the Company and/or Company Subsidiary.

     "Underwriting Standards" has the meaning set forth in Exhibits C. The Bank shall have the right, on not less than thirty (30) Business Days' prior written notice to the Company to modify Exhibits C to conform to current legal requirements or Bank practices, and, as so modified, said Exhibits shall be deemed a part hereof

     "VA" means the Department of Veterans Affairs and any successor thereto.

     Section~1.2. Other Definitional Provisions. (a)~ Accounting terms not otherwise defined herein shall have the meanings given them under GAAP.

     (b) Defined terms may be used in the singular or the plural, as the context requires.


                                   Article~II

                                   The Credit

          Section~2.1. The Commitment. (a)~ Subject to the terms and conditions of this Agreement and the Conditions Precedent described in Section 4.1 below, and provided no Default has occurred and is continuing, the Bank agrees, from time to time during the period from the date hereof to the expiration date as provided in Section ~2.6 hereof, to make Company Subsidiary Loans to, or on behalf of, Company Subsidiaries, provided, however, that the total aggregate principal amount which is outstanding at any one time of all such Company Subsidiary Loans shall not exceed the lesser of (i) the aggregate approved principal amount of all Company Subsidiary Loans which have been approved by Bank under this Agreement from time to time, or (ii) the amount permitted by the lesser of (a) the loan policy guidelines adopted by the Bank from time to time or (b) any regulatory limitations applicable to the Bank which are now or hereafter in effect (the "Commitment").

          (b) Company Subsidiary Loans approved by Bank from time to time as provided herein shall be used by Company Subsidiaries solely for the purpose of funding or financing the purchase of Mortgage Loans, or for the consolidation and refinancing of then existing Company Subsidiary Loans against the pledge of such Mortgage Loans.

          (c) All Company Subsidiary Loans outstanding prior to the date of this Agreement for the purpose of funding or financing the purchase of Pledged Mortgage Loans shall be treated as having been issued under, and shall be subject to the covenants of, this Agreement. The Company shall cause all of its Subsidiaries which have such Company Subsidiary Loans outstanding to become parties to this Agreement by executing counterpart signature pages in the form of Exhibit E. In the event that the terms of this Agreement shall conflict with the terms of the loan documentation for such a Company Subsidiary Loan, the terms of this Agreement shall prevail, except for interest rate terms, which shall not be affected by the terms of this Agreement, and except that any Default under any such loan, which has not been cured or waived, shall remain in effect.

          (d) The warehousing credit line extended by the Bank to Tribeca Lending Corporation, a New York corporation and a Subsidiary of the Company shall be separate from and shall not be subject to this Agreement except as specifically otherwise provided in this Agreement.

          Section~2.2. Procedures for Obtaining Advances. Each Company Subsidiary Loan Request is subject to Bank's approval. Such Bank approval is subject to the Conditions Precedent set forth in Section 4.1. Bank shall reasonably endeavor to provide a conditional approval or denial within four
     (4) Business Days for requests of less than  $1,000,000.00  and within five
     (5) Business Days for requests of $1,000,000.00 or more. Before providing final approval and funding any Company Subsidiary Loan, the Bank shall have a reasonable amount of time (not less than five (5) Business Days) to examine the Collateral Documents required to be delivered to Bank or to Custodian, as set forth in Section 4.1, and may reject such of them as do not meet the requirements of this Agreement, and/or may reduce the amount of such Company Subsidiary Loan. Bank, in all events, reserves the right to reject any Company Subsidiary Loan Request to finance the purchase of, or which includes Advances for the purchase of a "high cost mortgage" as defined in Section 152(a) of the Home Ownership and Equity Protection Act of 1994, or if it is in violation of any corresponding state or local law.

          Section~2.3. Note. Each Company Subsidiary Loan, and the corresponding Company Subsidiary's obligation to pay the principal of, and interest on the Company Subsidiary Loan to it made by the Bank, shall hereafter be evidenced by a promissory note of the Company Subsidiary payable to the Bank, and being substantially in the form of Exhibit~A attached hereto. All existing promissory notes evidencing Company Subsidiary Loans heretofore granted by Bank to a Company Subsidiary shall remain in full force and effect. The term "Note" or "Notes" shall mean each and all such existing promissory notes evidencing a Company Subsidiary Loan, and all promissory notes hereafter executed and delivered by a Company Subsidiary to evidence Company Subsidiary Loans granted hereunder, and shall include all extensions, renewals and modifications, and all substitutions therefor.

          Section~2.4. Interest and Transaction Fees. (a)~ The unpaid principal balance of each Company Subsidiary Loan shall bear interest, payable monthly, on the fifth (5th) day of each month, from the date of such Advance until paid in full, at a floating per annum rate of interest (the "Floating Rate") based upon an index which will be the Federal Home Loan Bank of Cincinnati 30 day advance rate (the "Index"), plus the applicable margin in accordance with the following matrix:


                          Base Rate Index     Bank Margin

                              <201               350
                            201 - 475            325
                        Greater than 300         475


          The interest rate charged herein shall be adjusted monthly, effective on the first (1st) day of each month, based upon the Index in effect on the last Business Day of the then prior month. The Federal Home Loan Bank of Cincinnati 30 day advance rate shall mean the highest rate of interest as published daily by Bloomberg under the symbol FHL5LBR1. If the Index becomes unavailable during the term of this Agreement, the Bank may designate a substitute Index which is reasonably comparable after notice to the Company and each Company Subsidiary. Interest will be calculated on the basis of actual days elapsed over a 360 day year (365/360 basis), and principal and interest payments will be billed monthly and will be due on the fifth day of each month.

          If an Event of Defaults has occurred and is continuing hereunder, the Company and Company Subsidiary shall be obligated to pay to Bank interest on the outstanding principal balance of each Company Subsidiary Loan at a rate per annum equal to the Post-Default Rate until such Company Subsidiary Loan is paid in full or such Event of Default is cured or waived by the Bank.

          (b) At the time of closing of each Company Subsidiary Loan, such Company Subsidiary or the Company shall pay the Bank a transaction fee equal to one percent (1.0%) of the amount of such Company Subsidiary Loan (unless otherwise mutually agreed to by Bank and such Company Subsidiary).

          (c) The books and records of Bank, absent manifest error, shall constitute prima facie evidence of the principal balance of each Company Subsidiary Loan and the date and amount of each payment of principal and interest and applicable interest rates and other information with respect thereto.


          Section~2.5. Payments. (a)~The Company and each Company Subsidiary which becomes a party to this Agreement shall ensure that any and all payments on the Pledged Mortgage Loans shall be made as specified in
     Section 3.4. The Bank shall receive, record and forward to the Company or the Company Subsidiary the record of all payments made by Pledged Mortgage Loan obligors in accordance with the Lock Box Agreement. So long as no Event of Default shall have occurred and be continuing, Pledged Mortgage Loan payments with the exception of any Escrow Payments deposited in the lockbox or otherwise received by the Company or the Company Subsidiary shall be delivered to the Bank and shall be applied, on or about the 5th, 12th, 19th and 26th day of each month as follows:

     First, (i) all amounts received in respect of a particular Mortgage Pool shall be distributed to the related Mortgage Pool in the following order up to an amount equal to:

               (A) the related Pool Percentage Interest of any accrued and unpaid Taxes, Administrative Servicing Fees and any Corporate Advances for such month;

               (B) any accrued and unpaid interest and Success Fees due on all Company Subsidiary Loans related to such Mortgage Pool; and

               (C) the required Principal Payment for such Mortgage Pool;

              (ii) all remaining amounts after the allocations set forth in clauses 2.5(a)(i)(A) through (C) above from all Mortgage Pools in the aggregate shall be distributed to all Mortgage Pools in the following order , in each case to the extent not distributed to such Mortgage Pool pursuant to clause 2.5(a)(i) above, up to an amount equal to:

               (A) any accrued and unpaid Taxes, Administrative Servicing Fees and any Corporate Advances for such month for each Mortgage Pool, pro rata based on their remaining entitlement pursuant to clause
          2.5(a)(i)(A) above after all allocations pursuant to clause 2.5(a)(i)(A) above;

               (B) any accrued and unpaid interest and Success Fees due on all Company Subsidiary Loans for each Mortgage Pool, pro rata based on their remaining entitlement pursuant to clause 2.5(a)(i)(B) above after all allocations pursuant to clause 2.5(a)(i)(B) above; and

               (C) the required Principal Payment for such Mortgage Pool, pro rata based on their remaining entitlement pursuant to clause
          2.5(a)(i)(C) above after all allocations pursuant to clause 2.5(a)(i)(C) above;

              (iii) all remaining amounts after the allocations set forth in clauses 2.5(a)(i) through 2.5(a)(ii) above from all Mortgage Pools in the aggregate shall be applied to pay all other accrued and unpaid sums due to the Bank hereunder, and

               (iv) all remaining amounts after the allocations set forth in clauses 2.5(a)(i) through 2.5(a)(iii) above from all Mortgage Pools in the aggregate shall be paid as determined by the Bank in its reasonable discretion exercised in good faith and then,

     Second, all amounts distributed to each Mortgage Pool pursuant to clauses 2.5(a)(i) through 2.5(a)(ii) above shall then be applied to the Company Subsidiary Loans related to such Mortgage Pool in the following order to pay:

               (i) any accrued and unpaid interest and Success Fees due on each Company Subsidiary Loan related to such Mortgage Pool pro rata based on their entitlement thereto; and

               (ii) to each Company Subsidiary Loan, the greater of the related Required Amortization Payment and the Subsidiary
          Undercollateralization Amount, pro rata, based on their respective entitlement thereto.

     "Pool Percentage Interest" means the related Mortgage Pool Value over the aggregate Mortgage Pool Value of all Mortgage Pools.

          "Principal Payment" for the related month and any Mortgage Pool means an amount equal to the greater of (i) the Required Amortization Payment on all Company Subsidiary Loans related to such Mortgage Pool and (ii) the Pool Undercollateralization Amount.

          "Company Subsidiary Loan Value" means, as of any date of determination, the aggregate Mortgage Loan Principal Balance of all Pledged Mortgage Loans owned by the related Company Subsidiary less an amount equal to all Reserves in respect of such Company Subsidiary.

          "Mortgage Pool" means the pool of Mortgage Loans comprised of the Pledged Mortgage Loans owned by the Company Subsidiaries set forth on Exhibit G.

          "Mortgage Pool Value" means, as of any date of determination, the aggregate Mortgage Loan Principal Balance of all Pledged Mortgage Loans in the related Mortgage Pool less an amount equal to all Reserves in respect of the Pledged Mortgage Loans comprising such Mortgage Pool.

          "Mortgage Pool Loan Amount" means the outstanding principal balance of all Company Subsidiary Loans made by Company Subsidiaries that own Pledged Mortgaged Loans in such Mortgage Pool.

          "Pool LTV" means, as of any date of determination, the ratio of the applicable Mortgage Pool Value to the outstanding principal balance of all Notes that were funded in respect of Advances for such Mortgage Pool.

         "Pool Undercollateralization Amount" for each Mortgage Pool shall mean the amount, if any, by which the (i) Mortgage Pool Loan Amount immediately prior to making distributions on any payment date as described above, exceeds (ii) the product of the applicable Required Pool LTV multiplied by the Mortgage Pool Value, taking into account all payments made and applied on the underlying Pledged Mortgage Loans on or prior to such payment date.

          "Required Amortization Payment" means a payment of principal on the related Company Subsidiary Loan as specified in the Note.

          "Required Pool LTV" for each Mortgage Pool shall be as specified on Exhibit G. On the 5th day of each calendar quarter (i.e., April 5, July 5, October 5 and January 5) or if such day is not a Business Day, the next succeeding Business Day, the Required Pool LTV for each Mortgage Pool shall be reset (and Exhibit G automatically amended in accordance herewith) as the weighted average of the Required Pool LTV as of the last day of the preceding calendar month and the Required Subsidiary LTV for each Company Subsidiary that was joined to Exhibit G since the last reset of the Required Pool LTV's, weighted based on the Mortgage Pool Value of the related Mortgage Pool as of the last day of the preceding calendar month and the Company Subsidiary Loan Value as of the date the related Advance was made, in each case subject to the approval of the Bank with respect to such calculations.

          "Required Subsidiary LTV" for each Company Subsidiary Loan shall be as specified on Exhibit G. In the event any Company Subsidiary not a party hereto on the date hereof becomes a party hereto, the Company Subsidiary Loan Request in the form attached hereto as Exhibit B, shall set forth the Required Subsidiary LTV as a percentage equal to
          (A) (1) the amount of the Advance less (2) all accrued and unpaid interest on such Mortgage Loans included in the purchase price of such Mortgage Loan upon acquisition by the Company Subsidiary (or, in the case of Mortgage Loans assigned to the Company Subsidiary by the Company, by the Company) divided by (B) (1) the outstanding principal balance of the Mortgage Loans in respect of which an Advance will be made less (2) all Reserves for such Mortgage Loans in the aggregate minus (C) if the Company Subsidiary Loan is to become part of the Mortgage Pool designated as "A" or "B", 2%, (2) if the Company Subsidiary Loan is to become part of the Mortgage Pool designated as "C", 3% and (3) if the Company Subsidiary Loan is to become part of any other Mortgage Pool, a percentage to be determined by the Bank and the Company. Upon the making of the Advance with respect to any such new Company Subsidiary, Exhibit G shall be automatically amended to include such Company Subsidiary, the designation of the Mortgage Pool (as set forth on the Company Subsidiary Loan Request) and the Required Subsidiary LTV, as set forth on the Company Subsidiary Loan Request and as calculated above, in each case subject to the approval of the Bank with respect to such calculations.

          "Reserves" means all reserve amounts in respect of a Pledged Mortgage Loan as determined monthly.

          "Subsidiary Undercollateralization Amount" for each Company Subsidiary shall mean the amount, if any, by which the (i) outstanding principal balance of the applicable Company Subsidiary Loan immediately prior to making distributions on any payment date as described above, exceeds
          (ii) the product of the applicable Required Subsidiary LTV multiplied by the outstanding principal balance of the applicable Company Subsidiary Loan Value, taking into account all payments made and applied on the underlying Pledged Mortgage Loans on or prior to such payment date.

          Notwithstanding the foregoing, the outstanding principal amount of each Company Subsidiary Loan shall be payable: (i) in part, upon~the occurrence of any event described in Section~2.5(c) hereof with respect to such Company Subsidiary Loan; or (ii)~in full, upon an uncured Event of Default. Furthermore, if an Event of Default has occurred and is then continuing, the provisions of Section 8.3 shall apply.

          Notwithstanding the foregoing, for purposes of determining Defaults in the payment of amounts due under this Agreement, (i) it shall not be a Default in payment of principal so long as the amount of principal paid to the Company Subsidiary Loans in the aggregate in any calendar month is at least equal to the Required Amortization Payments due in the aggregate on the Company Subsidiary Loans for such month and (ii) it shall not be a payment Default under this Agreement unless all amounts paid pursuant to the foregoing waterfalls in the aggregate for all payment dates for such month are not at least equal to the Administrative Servicing Fees due for such month, interest due on the Company Subsidiary Loans for such month and the Required Amortization Payments due for such month.

          (b) Notwithstanding the general order of payments set forth in Section
          2.5 above, and so long as the provisions of Sections 2.5(c) or 8.3 do not apply, the Company or a Company Subsidiary may prepay a Company Subsidiary Loan, in whole or in part at any time and from time to time, without premium or penalty (but subject to the Success Fee), provided, however, the Bank may, at its reasonable discretion, determine in which order of priority that the then outstanding Company Subsidiary Loans are prepaid so as not to have a detrimental impact on any remaining Company Subsidiary Loans.

          (c) The Company and the Company Subsidiary shall be obligated to pay to the Bank, and the Company and the Company Subsidiary hereby authorize the Bank to charge its account for, the amount of the Advance for the purchase of such Mortgage Loan if the Company or the Company Subsidiary (i) fails, to deliver the Collateral Documents relating to the Mortgage Loan against which such Advance was made within sixty (60) days after written notice by the Bank, or (ii) fails, within sixty (60) days after the delivery of any Collateral Documents to the Company Subsidiary for correction or completion, without being returned to the Bank corrected or completed as instructed by the Bank, or from the date a Collateral Document, following examination by the Bank, is found not to be in compliance with the requirements of this Agreement.

          Section~2.6. Expiration and/or Termination of Commitment. (a)~ Unless terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Bank, two
          (2) years following the date of execution of this Agreement. No such expiration, however, shall in and of itself operate to accelerate the due date of any outstanding Company Subsidiary Loan, or otherwise terminate the obligations, terms and covenants herein with respect to any then outstanding Company Subsidiary Loans.

          (b) Either party shall have the right, without cause, at any time to terminate this Commitment on not less than six (6) months' prior written notice to the other party. No such termination, however, shall in and of itself operate to accelerate the due date of any outstanding Company Subsidiary Loan, or otherwise terminate the obligations, terms and covenants herein with respect to any then outstanding Company Subsidiary Loans.

          (c) The Bank shall, furthermore, have the right to terminate the Commitment upon or following the occurrence of a Event of Default as specified in Section 8. No such termination, however, shall in and of itself operate to accelerate the due date of any outstanding Company Subsidiary Loan, or otherwise terminate the obligations, terms and covenants herein with respect to any then outstanding Company Subsidiary Loans.

          (d) The Bank shall have the right from time to time and in its sole discretion, to extend the term of this Agreement with prior written agreement with the Company and each Company Subsidiary. The length of any such extension shall also be determined in the Bank's sole discretion. Such extension may be made subject to the renegotiation of the terms hereunder and to any other such conditions as the Bank may deem necessary. Under no circumstances shall such an extension by the Bank be interpreted or construed as the Bank's waiver, release or forfeiture of any of its rights, entitlements or interests created hereunder. The Company and each Company Subsidiary acknowledges and understands that the Bank is under no obligation whatsoever to extend the term of this Agreement beyond its expiration date as originally stated in this Agreement.

          Section~2.7. Method of Making Payments. Except as otherwise specifically provided herein, all payments under a Note shall be received by the Bank on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Bank, or such other place as the Bank from time to time shall designate; provided that in any event such payments are received no later than 12:00 p.m. New York City time. Whenever any payment to be made under a Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, the interest thereon shall be payable at the applicable rate during such extension. Funds received by the Bank after 4:00 p.m. New York City time on a Business Day shall be deemed to have been paid on the next succeeding Business Day.

          Section~2.8. Net Payments. All payments with respect to any Company Subsidiary Loan shall be made without offset or counterclaim and free from any present or future taxes, levies, imports, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority hereof, other than any taxes on or measured by the net income of the Bank.

          Section~2.9. Direct Payments. Any and all payments received by the Company or a Company Subsidiary on Pledged Mortgage Loans with respect to which a Company Subsidiary Loan is made shall be deemed to have been delivered in trust for the benefit of Bank and shall be promptly delivered to the Bank for application to the Company Subsidiary Loans and such other specified purposes in accordance with and as set forth in Section 2.5.


          Section~2.10. Success Fees. The Company or the Company Subsidiary shall pay to Bank a "Success Fee" amounting to the lesser of (i) one half of one percent (0.50%) of the original principal balance of the Company Subsidiary Loan (provided further, however, that Company Subsidiary acknowledges and agrees that the Success Fee for a Company Subsidiary Loan listed on Schedule I attached hereto, shall be one percent (1.0%) of the original principal balance of such Company Subsidiary Loan), or (ii) fifty percent (50%) of the remaining cashflows of the Pledged Mortgage Loans related to such Company Subsidiary Loan received after the payoff of such Company Subsidiary Loan.


                                   Article ~ III

                                   Collateral

          Section~3.1. Assignments and Grants of Security Interest by Company and Company Subsidiary. In consideration of the Commitment and as security for (i) the payment of the Note made by it and the performance of all of such Company Subsidiary's obligations under this Agreement, (ii) the obligations of such Company Subsidiary under this Agreement, (iii) the obligations of any other Company Subsidiary, under that other Company Subsidiary's Note and under this Agreement, whether such other Company Subsidiary is now existing or is hereafter created, and whether such other Company Subsidiary's Loan was made prior to or after the Company Subsidiary Loan to the Company Subsidiary granting this security interest,~ the Company does hereby, each Company Subsidiary which contemporaneously herewith becomes a party to this Agreement does hereby, and each Company Subsidiary which hereafter becomes a party to this Agreement shall, by executing a counterpart signature page to this Agreement thereby, grant and convey to the Bank a security interest in all rights, titles and interest of the Company and the Company Subsidiary, respectively, in and to the following described property (collectively, the "Collateral"), and each Company Subsidiary which becomes a party hereto contemporaneously herewith does hereby confirm and reaffirm its prior grant and conveyance to the Bank of a security interest in all of its right, title, and interest in the following described Collateral:

          (a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing or securing such Mortgage Loans and all other related Mortgage Loan Documents which from time to time are delivered, or caused to be delivered, or which heretofore have been delivered to the Bank (including delivery to a third party on behalf of the Bank) pursuant hereto or in respect of which an Advance under a Company Subsidiary Loan has been made by the Bank or which is hereafter made by the Bank hereunder (the "Pledged Mortgage Loans"); each Company Subsidiary hereafter obtaining a Company Subsidiary Loan shall deliver a schedule, in form and detail acceptable to Bank, of the Mortgage Loans being purchased from the proceeds of such Company Subsidiary Loan and pledged hereunder, which schedule shall attached to the Company Subsidiary's counterpart signature page to this Agreement and shall be deemed to be a part of this Agreement.

          (b) All rights, but not any obligations or liabilities under all purchase agreements relating to the acquisition of Pledged Mortgage Loans under which the Company or the Company Subsidiary is the purchaser, and all rights, but not any obligations or liabilities under all assignments to the Company Subsidiary by the Company of the Company's rights under such agreements where the Company is the purchaser.

          (c) All mortgage insurance and all commitments issued by Insurers to insure or guarantee any Pledged Mortgage Loans; and all personal property, contract rights, servicing and servicing fees and income, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgage Loans, said Insurer commitments and the Purchase Commitments, and all other documents or instruments delivered to the Bank in respect of the Pledged Mortgage Loans, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Pledged Mortgage Loan;

          (d) All right, title and interest of the Company and/or the Company Subsidiary in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, information and data of the Company and/or the Company Subsidiary relating to the Pledged Mortgage Loans;

          (e) All property of the Company and/or the Company Subsidiary, in any form or capacity now or at any time hereafter in the possession or direct or indirect control of the Bank relating to the Pledged Mortgage Loans (including possession by a parent company, affiliate or subsidiary of the Bank);

          (f) The Company and the Company Subsidiary's rights (but not any obligations or liabilities of the Company or the Company Subsidiary) under all Purchase Commitments now held or hereafter acquired by the Company and/or the Company Subsidiary covering Pledged Mortgage Loans and all proceeds resulting from the sale of Pledged Mortgage Loans to Investors pursuant thereto;

          (g) All rights (but not any obligations or liabilities) of the Company and of the Company Subsidiary under the Administrative Services Agreements and under the Custodial Agreements; and

          (h) All replacements, products and proceeds of any and all of the foregoing.

              Without limiting the foregoing, it is the express intention of the Company, and of each Company Subsidiary that now or hereafter becomes a party to this Agreement, that the security interest granted above is and shall be a continuing security interest covering all now present (or then present), and all future obligations of the Company to Bank hereunder or arising hereunder; and all now present (or then present), and all future obligations of each and every Company Subsidiary to Bank hereunder or arising hereunder, and that the security interests granted herein by the Company and each Company Subsidiary shall remain in effect until all indebtedness secured hereby has been paid in full and the Commitment has expired or has been otherwise terminated.

               Upon the request of the Bank, the Company and the Company Subsidiaries shall execute any further document or instrument reasonably requested by the Bank to further evidence or effectuate the assignments and security interests set forth in this Section. Furthermore, the Company and the Company Subsidiaries (a) hereby authorize Bank to sign (if required) and file financing statements at any time with respect to any of the Collateral, without such financing statements being executed by, or on behalf of, the Company or the Company Subsidiaries, (b) shall, at any time on request of Bank, execute or cause to be executed financing statements in respect of any Collateral and (c) shall reasonably cooperate to provide any information reasonably required by the Bank in connection with the filing of financing statements with respect to the Collateral. The Company and the Company Subsidiaries agree to pay all filing fees, including fees for filing continuation statements in connection with such financing statements, and to reimburse Bank for all costs incurred in connection therewith.

               Section 3.2 Mandatory Prepayment. In the event that the Bank shall in good faith determine at any time that any Pledged Mortgage Loan materially and adversely breaches the representations and warranties contained in this Agreement, and the Company or the Company Subsidiary fails to cure such breach of compliance upon thirty (30) Business Days prior written notice from the Bank, the Company or the Company Subsidiary shall partially prepay the Company Subsidiary Loan Advance by paying the Bank the Redemption Amount with respect to such Pledged Mortgage Loan and the Bank shall release such Pledged Mortgage Loan from the Pledge of this Agreement.

               Section~3.3. Right of Redemption from Pledge. Provided no Default or Event of Default has occurred and is continuing, a Company and/or Company Subsidiary may redeem a Pledged Mortgage Loan from pledge, by either (i)~paying, or causing an Investor to pay, to the Bank, for application to prepayment of the principal balance of the Note, an amount (the "Redemption Amount") equal to the price at which such Mortgage Loan could readily be sold as determined by the Bank, or
          (ii)delivering substitute Collateral which, in addition to being acceptable to the Bank in its sole discretion, will when included with the Collateral, result in an LTV for the applicable Mortgage Pool which is equal to or less than the LTV of such Mortgage Pool at the time of the redemption request.

               Section~3.4. Collection and Servicing Rights. (a) The Company Subsidiary and the Bank agree that the "Lock Box Terms" set forth on Exhibit F shall be utilized by Company Subsidiary for the receiving, collecting, and processing of all sums payable to the Company Subsidiary in respect of the Collateral (the "Lock-box Agreement"). Under that Lock-box Agreement, the Bank shall be entitled to receive all sums payable to the Company Subsidiary in respect of the Collateral. All amounts payable to the Company Subsidiary for the purchase by any Investor under a Purchase Commitment of any Pledged Mortgage Loans shall also be paid directly to the Bank. The Company Subsidiary shall instruct each Pledged Mortgage Loan obligor to direct all payments due under the Pledged Mortgage Loans, and shall direct each Investor to pay the amounts payable for the purchase of such Pledged Mortgage Loans, directly to the Lockbox address at the Bank.

               (b) In the event of any conflict between the terms of the Lock-box Agreement and the terms of the Administrative Services Agreement, the Lock-box Agreement terms shall prevail. The Bank shall have the right on not less than thirty (30) days prior notice to the Company and each Company Subsidiary to reasonably modify the Lock-box Agreement to conform to then current Bank practices and/or banking regulations.

               Section~3.5. Return of Collateral. If no Company Subsidiary Loans, interest or other amounts evidenced by a Note or due under a Company Subsidiary Loan or under this Agreement shall be outstanding and unpaid, the Bank shall promptly deliver or release all Collateral in its possession to the Company or to the Company Subsidiaries, as appropriate. The Bank shall also execute and deliver such assignments and other instruments and documents reasonably requested by the Company or by the Company Subsidiaries to vest title in the Collateral to the Company or the Company Subsidiaries, as appropriate. The receipt of the Company or of Company Subsidiaries, as appropriate, for any Collateral released or delivered pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Bank shall hereafter be discharged from any liability or responsibility therefor.


                                   Article IV

                              Conditions Precedent

               Section~4.1. Relating to a Company Subsidiary Advance. The obligation of the Bank to fund an approved Company Subsidiary Loan is subject to (i) the receipt by the Bank by the date of an Advance thereunder of the following documents, all of which must be satisfactory in form and content to the Bank in its reasonable discretion, and (ii) the satisfaction of the following conditions precedent:
               a) Requests for a Company Subsidiary Loan shall be initiated by the Company or by a Company Subsidiary by delivering to the Bank a completed and signed a Company Subsidiary Loan Request. The Bank shall review such Company Subsidiary Loan Request and if the Bank does not approve such designation of a Mortgage Pool, the Company or Company Subsidiary shall revise such request and deliver a new completed and signed Company Subsidiary Loan Request with a revised designation of a Mortgage Pool for the Bank's approval.

               b) The Company and/or the Company Subsidiary shall have delivered the Collateral Documents to the Custodian within three (3) Business Days after the date of the closing of the Company Subsidiary Loan;

              c) The Bank shall have received the Tax Identification number of each Company Subsidiary, as the case may be, and, when specifically requested for a particular Company Subsidiary Loan, file-stamped copies of the Company Subsidiary's articles of incorporation (dated no less recently than one (1) month prior to the date of the Advance), and operating agreement or by-laws;

               d) When specifically requested for a particular Company Subsidiary Loan, the Bank shall have received an original resolution of the members/manager, or directors, of the Company and each Company Subsidiary, as the case may be, certified by its manager or chief executive officer authorizing the execution, delivery and performance of this Agreement, the Note, and all other instruments or documents to be delivered by the Company Subsidiary pursuant to this Agreement;

               e) When specifically requested for a particular Company Subsidiary Loan, the Bank shall have received a certificate of the Company's and each Company Subsidiary's manager or chief executive officer as to the incumbency and authenticity of the signatures of the officers of the Company and the Company Subsidiary executing this Agreement, the Note, the Company Subsidiary Loan Request, and all other instruments or documents to be delivered pursuant hereto (the Bank being entitled to rely thereon until a new such certificate has been furnished to the Bank);

               f) The Bank shall have received an original independently audited financial statements of the Company for the most recent fiscal year-end for which reports on Form 10-K have been filed with the Securities and Exchange Commission (the "Statement Date") containing a balance sheet and related statements of income and retained earnings and changes in financial position for the period ended on the Statement Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and reasonably acceptable to the Bank;

               g) [Reserved];

               h) [Reserved];

               i) The Bank shall have satisfied itself, in its discretion and following due diligence, that the Underwriting Standards have been satisfied. The Bank shall have received each of the following, which must be satisfactory in form and content to the Bank in its reasonable discretion: (i) The purchase agreement relating to the acquisition of the Mortgage Loans, and the assignment to the Company Subsidiary by the Company of the Company's rights under such purchase agreement when the Company is the purchaser; (ii) a schedule, in form and detail acceptable to Bank of the Mortgage Loans being purchased, (iii) the Note, substantially in the form of Exhibit A hereto, duly executed by the Company Subsidiary; (iv) counterpart signature page for this Agreement, substantially in the form of Exhibit E hereto, duly executed by the Company Subsidiary; and (v) if the Company, not the Company Subsidiary, is the party to the purchase agreement covering the Mortgage Loans and Mortgage Loan Documents to be acquired by the Company Subsidiary and pledged to the Bank to secure the Advance, a duly executed assignment by the Company to the Company Subsidiary of all of the Company's rights in the purchase agreement and in the Mortgage Loans and Mortgage Loan Documents covered by that agreement;

               j) [Reserved];

               k) The representations and warranties of the Company contained in
          Article V hereof shall be true and correct in all material respects as if made on and as of the date of each Advance unless the same relates to an earlier date;

               l) The representations and warranties of the Company Subsidiary contained in Article V hereof shall be true and correct in all material respects as if made on and as of the date of the Advance unless the same relates to an earlier date;

               m) The Company Subsidiary shall have performed all obligations to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder;

               n) The Company Subsidiary shall have become a party to this Agreement, shall have performed all obligations to be performed by it under this Agreement, and under the Note, and, after giving effect to the requested Advance, there shall exist no Default or Event of Default under this Agreement or under any Note;

               o) The Company shall not have experienced any other material adverse change in its business or operations as reasonably determined by the Bank in its reasonable discretion exercised in good faith; and

               p) The Company Subsidiary, as reasonably determined by the Bank in its reasonable discretion exercised in good faith, shall not have
          (i) incurred any material liabilities, direct or contingent, other than in the ordinary course of its business and other than under this Agreement, or (ii) experienced any other material adverse change in its business or operations as reasonably determined by the Bank in its reasonable discretion exercised in good faith.

               Section 4.2. Acceptance of Proceeds. Acceptance of the proceeds of the requested Advance by the Company Subsidiary shall be deemed a representation by the Company and the Company Subsidiary that all conditions set forth in this Article IV shall have been satisfied as of the date of such Advance.


                                    Article ~ V

                         Representations and Warranties

               Section 5.1. By the Company. In order to induce the Bank to enter into this Agreement and make each Company Subsidiary Loan, the Company hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Company Subsidiary Loan Request and of each Company Subsidiary Loan, that:

               (a) Organization; Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly registered to do business and is in good standing under the laws of the State of New York, has the full legal power and authority to own its property and to carry on its business as currently conducted, and is duly qualified as a foreign corporation to do business in and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company.

               (b) Authorization and Enforceability. The Company has the power and authority to execute, deliver and perform this Agreement and all other documents contemplated hereby or thereby. The execution, delivery and performance by the Company of this Agreement and all other documents contemplated hereby or thereby, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of organization or bylaws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company (other than pursuant to this Agreement), or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement and all other documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and by general principles of equity.

               (c)Approvals. The execution and delivery of this Agreement and all other documents contemplated hereby or thereby and the performance of the Company's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

               (d)Financial Condition. The balance sheet of the Company as at the Statement Date, and the related statements of income and cash flows for the fiscal year ended on the Statement Date, heretofore furnished to the Bank, fairly present the financial condition of the Company as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no known liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, except as heretofore disclosed to the Bank in writing, and except for the Bank's extension(s) of credit to the Company and its Subsidiaries. Except for financial statements prepared for interim periods between the fiscal year-end, all financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company, nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) could reasonably be expected to result in any such material adverse change.

               (e) Litigation. There are no actions, claims, suits or proceedings pending, or to the knowledge of the Company, threatened against or affecting the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets, licenses, qualifications or financial condition of the Company.

               (f) Compliance with Laws. The Company is not in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which could reasonably be expected to have a material adverse effect on the business, operations, assets or financial condition, assets, licenses, qualifications or financial condition of the Company.

               (g) Regulation~U. No part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

               (h) Investment Company Act. The Company is not an "investment company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

               (i) Payment of Taxes. The Company has filed or caused to be filed all federal, state, and local income, excise, property and other tax returns with respect to the operations of the Company, which are required to be filed, all such returns are true and correct in all material respects, and the Company has paid or caused to be paid all taxes as shown on such returns or on any assessment to the extent that such taxes have become due, except in cases where the Company has disputed in good faith the amount of said taxes.

               (j) Agreements. The Company is not a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section~5.1(d) hereof. The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could reasonably be expected to have a material adverse effect on the business, operations, properties or financial condition of the Company. No holder of any indebtedness of the Company has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or any of its properties is pending, or to the knowledge of the Company, threatened.

               (k) Title to Properties. The Company or the applicable Company Subsidiary has good, valid, insurable (in the case of real property) and marketable title to all material portions of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section~5.1(d) hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

               (l)  ERISA.   All  plans   ("Plans")  of  a  type   described  in
          Section~3(3) of ERISA in respect of which the Company is an "Employer," as defined in Section~3(8) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section~412 of the Internal Revenue Code, and the Company has not incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such plan, and no condition exists which presents a material risk to the Company of incurring a material liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

               (m) Eligibility. The Company has all state and local permits, licenses, approvals, registrations and qualifications which it is required to have, in order to purchase, sell or service the Pledged Mortgage Loans.


               Section 5.2. By the Company Subsidiary. In order to induce the Bank to make a Company Subsidiary Loan, each Company Subsidiary does represent and warrant to the Bank, as of the date of each Company Subsidiary Loan Request and each Company Subsidiary Loan, that:

               (a) Organization; Good Standing; Subsidiaries. Such Company Subsidiary is a duly organized, validly existing and in good standing under the laws of the state of its jurisdiction of incorporation, and is duly registered to do business in and is in good standing under the laws of the state of its jurisdiction of incorporation, and has the full legal power and authority to own its property and to carry on its business as currently conducted, and is duly qualified as a foreign corporation Company Subsidiary to do business in and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company Subsidiary. Such Company Subsidiary has no Subsidiaries.

               (b)Authorization and Enforceability.  Such Company Subsidiary has
          the power and authority to execute, deliver and perform this Agreement, and all other documents contemplated thereby. The execution, delivery and performance by such Company Subsidiary of the Note, this Agreement and all other documents contemplated thereby and the making of the borrowing thereunder, have been duly and validly authorized by all necessary corporate action on the part of such Company Subsidiary (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of organization, bylaws or operating agreement of such Company Subsidiary, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Company Subsidiary (other than pursuant to this Agreement), or result in or require the acceleration of any indebtedness of such Company Subsidiary pursuant to any agreement, instrument or indenture to which such Company Subsidiary is a party or by which such Company Subsidiary or its property may be bound or affected. This Agreement, and all other documents contemplated hereby constitute legal, valid, and binding obligations of such Company Subsidiary enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and by general principles of equity.

               (c) Approvals. The execution and delivery of the Note, this Agreement, and all other documents contemplated thereby and the performance of such Company Subsidiary's obligations thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

               (d) Financial Condition. Any balance sheet of such Company Subsidiary as at the Statement Date, and the related statements of income and cash flows for the fiscal year ended on the Statement Date, theretofore furnished to the Bank, fairly present the financial condition of such Company Subsidiary as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. Such Company Subsidiary had, on the Statement Date, no known liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements except as theretofore disclosed to the Bank in writing, and except for the Bank's extension(s) of credit to such Company Subsidiary. Except for financial statements prepared for interim periods between the fiscal year end, all financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of such Company Subsidiary, nor is such Company Subsidiary aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

               (e) Litigation. There are no actions, claims, suits or proceedings pending, or to the knowledge of such Company Subsidiary, threatened against or affecting such Company Subsidiary in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets, licenses, qualifications or financial condition of such Company Subsidiary.

               (f) Compliance with Laws. Such Company Subsidiary is not in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition, assets, licenses, qualifications or financial condition of such Company Subsidiary.

               (g) Regulation~U. No part of the proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

               (h) Investment Company Act. Such Company Subsidiary is not an "investment company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

               (i) Payment of Taxes. Such Company Subsidiary has filed or caused to be filed all federal, state, and local income, excise, property and other tax returns with respect to the operations of such Company Subsidiary, which are required to be filed, all such returns are true and correct in all material respects, and such Company Subsidiary has paid or caused to be paid all taxes as shown on such returns or on any assessment to the extent that such taxes have become due, except in cases where such Company Subsidiary has disputed in good faith the amount of said taxes.

               (j) Agreements. Such Company Subsidiary is not a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section~5.2(d). Such Company Subsidiary is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could reasonably be expected to have a material adverse effect on the business, operations, properties or financial condition of such Company Subsidiary. No holder of any indebtedness of such Company Subsidiary has given notice of any asserted default thereunder, and no liquidation or dissolution of such Company Subsidiary and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to such Company Subsidiary or any of its properties is pending, or to the knowledge of such Company Subsidiary, threatened.

               (k) Title to Properties. Such Company Subsidiary has good, valid, insurable (in the case of real property) and marketable title to all material portions of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section~5.2(d), except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

               (l) Eligibility. Such Company Subsidiary has all state and local permits, licenses, approvals, registrations and qualifications which it is required to have, in order to purchase or sell Pledged Mortgage Loans.

               (m) Security Interest. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (and has not been obtained, delivered or filed, as applicable) either (i)~for the grant by such Company Subsidiary of the security interest granted under this Agreement or for the execution, delivery or performance of this Agreement by such Company Subsidiary or (ii)~for the perfection of or the exercise by the Bank of its rights and remedies under this Agreement, other than the filing of a financing statement.

               Section 5.3 Special Representations Concerning Collateral. The Company and each Company Subsidiary shall represent and warrant to the Bank as of the date of this Agreement and as of the date of the Advance Request and of the Advance, that:

               (i) The Company Subsidiary owns the Collateral free and clear of any Lien, except for the security interest created by this Agreement. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Bank relating to this Agreement. The Company Subsidiary has no trade names.

               (ii) Except as is disclosed to Bank in writing, to the best of Company and Company Subsidiary's knowledge based upon due diligence conducted by the Company and/or Company Subsidiary, each Mortgage Loan conforms in all material respects to the requirements and the specifications set forth in the attached Exhibit~C constituting the Underwriting Standards.

               (iii) The Mortgage Loan Documents have been duly executed by the mortgagor and create valid and legally binding obligations of the mortgagor, enforceable in accordance with their terms, except as may be limited by bankruptcy or other similar laws affecting the enforcement of creditors' rights generally, and general principles of equity, and to the knowledge of the Company Subsidiary there are no rights of rescission, set-offs, counterclaims or other defenses with respect thereto. To the best knowledge of the Company and Company Subsidiaries, other than home equity line of credit loans, the full original principal amount of each Mortgage Loan (net of any discounts) has been fully advanced or disbursed to the mortgagor named therein. To the best knowledge of the Company and the Company Subsidiaries, other than home equity line of credit loans, there is no requirement for future advances and except for Mortgage Loans insured under Section~203(k) of the National Housing Act, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefore have been satisfied.

               (iv) Except as is  disclosed  to Bank in writing,  to the best of the Company and Company Subsidiary's knowledge based upon due diligence conducted by the Company and/or the Company Subsidiary, each of the Mortgage Loans has been originated, made and serviced in material compliance with all industry standards, applicable Investor and Insurer requirements and all applicable federal, state and local statutes, regulations and rules, including, without limitation, the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder, the Federal Fair Credit Reporting Act, the Federal Equal Credit Opportunity Act, the Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation~X thereunder, the Home Ownership and Equity Protection Act of 1994, as amended, and all applicable usury, licensing, real property, consumer protection and other laws.

               (v) Except as is disclosed to Bank in writing, to the best of the Company and Company Subsidiary's knowledge based upon due diligence conducted by the Company and/or the Company Subsidiary, no Mortgage Loan is a "high cost mortgage" as defined in Section 152(a) of the Home Ownership and Equity Protection Act of 1994. Further, no Mortgage Loan is "high cost home loan" or other such corresponding term within the meaning of corresponding state laws, including but not limited to, the Georgia Fair Lending Act, the New York State Anti-Predatory Lending Law, and the New Jersey Homeownership Security Act.

               (vi) Reserved

               (vii) Reserved

               (viii) A title opinion or a valid and enforceable title policy currently in full force and effect has been issued for each Mortgage Loan which is a first mortgage lien, and in the case of title insurance, in an amount not less than the original principal amount of such Mortgage Loan, and which title opinion opines or which title policy insures that the Mortgage relating thereto is either (i)~a valid first lien on the property therein described and that the mortgaged property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for taxes not yet due and payable and minor title irregularities that do not have a material adverse effect on the use or marketability of the mortgaged property, and otherwise in compliance with the requirements of the applicable Investor; or (ii)~if the Mortgage Loan is insured under Title I of the National Housing Act, a valid second lien on the property therein described and that the mortgaged property is free and clear of all encumbrances and liens (other than the first lien) having priority over the second lien of the Mortgage except for taxes not yet due and payable and minor title irregularities that do not have a material adverse effect on the use or marketability of the mortgaged property, and otherwise in compliance with the requirements of the applicable Investor.

               (ix) All escrow/custodial accounts have been established in accordance with the requirements of FHA, VA and the applicable Investor and Insurer and all other applicable laws and by the terms of the related Mortgages.

               (x)To the best of the Company and/or Company Subsidiary's knowledge, the Company, Company Subsidiary, all prior servicers and, if different, the originating mortgagee, have performed all obligations required of them to be performed under or pursuant to each of the servicing contracts and related requirements of the applicable Investor and Insurer and each other document or agreement relating to the Mortgage Loans by which the Company and/or Company Subsidiary is bound, and no event has occurred and is continuing which, under the provisions of any such servicing contracts and related requirements of the applicable Investor or other document or agreement, but for the passage of time or in, giving of notice, or both, would constitute an event of default thereunder.

               (xi) Any and all payments made with respect to the individual Mortgage Loans have been and will be applied to such Mortgage Loan in accordance with the terms of the Mortgage Note and Mortgage evidencing and securing that Mortgage Loan. The books, records, accounts and reports of the Company and the Company Subsidiary with respect to the Mortgage Loans and servicing contracts have been and will be prepared and maintained in accordance with all applicable Investor and Insurer requirements, if any.


                                   Article VI

                              Affirmative Covenants

               Section 6.1. Of the Company. The Company agrees that so long as the Commitment is outstanding or there remains any obligation of the Company or any Company Subsidiary to be paid or performed hereunder or under any Note, the Company shall:

               (a) Payment of Note. Punctually cause to be paid by the Company Subsidiary the principal and interest on and all other amounts due and payable hereunder and under the Note in accordance with the terms hereof and thereof.

               (b) Financial Statements and Other Reports. Deliver or cause to be delivered or make available to the Bank:

               (i) Upon reasonable request by the Bank, as soon as available and in any event within thirty (30) days after each calendar quarter, statements of income and cash flows of the Company for the immediately preceding quarter, and related balance sheet as of the end of the immediately preceding quarter, all in reasonable detail and certified by the chief financial officer or other appropriate officer of the Company, subject, however, to year-end audit adjustments.

               (ii) As soon as available and in any event within one hundred twenty~(120) days after the close of each fiscal year: original independently audited financial statements of the Company for the most recent fiscal year-end (the "Statement Date") containing a balance sheet and related statements of income and retained earnings and changes in financial position for the period ended on the Statement Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and reasonably acceptable to the Bank and accompanied by an opinion of an accounting firm reasonably satisfactory to the Bank, or other independent public accountants of recognized standing selected by the Company and acceptable to the Bank, as to said financial statements and a certificate signed by the chief financial officer or other appropriate officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company as at the end of, and for, such year.

               (iii) Together with each delivery of financial statements pursuant to Sections~6.1(b) (i) and (ii) hereof, an officer's certificate stating that the signatory or signatories thereto have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signatory or signatories thereto do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or if any Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

               (iv) Such other reports in respect of the Mortgage Loans pledged as collateral, in such detail and at such times as the Bank in its reasonable discretion may request at any time or from time to time.

               (v) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto.

               (vi) Upon request by the Bank, copies of audits, examinations and reports concerning the operations of the Company from any Investor,
          Insurer or licensing authority to the extent not subject to restrictions on disclosure.

               (vii) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company or of any one or more of Company Subsidiaries as the Bank may reasonably request.

               Except for financial statements and reports prepared for interim periods between the fiscal year end, all financial statements and reports furnished to the Bank hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

               (c)Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, including, without limitation, as described under Section~5.1(n) hereof; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

               (d) Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority and customary industry standards, a breach of which could reasonably be expected to materially adversely affect its business, operations, assets, or financial condition or which could reasonably be expected to materially adversely impair the ability of Company to perform its obligation hereunder, except where contested in good faith and by appropriate proceedings.

               (e) Inspection of Books, Records, Systems, Properties,  Advances,
          Mortgage Loans, and Collateral. Permit authorized representatives of the Bank, its parent company or affiliates, upon prior notice to the Company, (i) to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with their officers and employees, (ii) to examine their books, records, information and service systems and properties, and make copies or extracts thereof subject to applicable laws with respect to confidentiality of customer records, including without limitation access to Company Subsidiaries' and the custodian's books, records, systems, properties, and documents, (iii) to examine and audit the Company Subsidiaries' Loan accounts, individual Mortgage Loans, and related documentation and Collateral, and (iv) for those purposes, to visit the Company's and all Company Subsidiaries' offices, all at such reasonable times as the Bank may request. The Company shall provide its internal and independent accountants with a copy of this Agreement promptly after the execution hereof and shall instruct them to answer candidly and fully any and all questions that the officers of the Bank or any authorized representatives of the Bank may address to them in reference to the financial condition or affairs of the Company and the Company Subsidiaries. In addition to the foregoing, the Company shall provide, or cause to be provided, live, "real time" access to the data system(s) for all records maintained by the Company and/or each Company Subsidiary related to the Mortgage Loans. The purposes or uses for which the Bank may use the right of access to such data system records, and the rights of inspection, examination, and audit set forth in this Section shall include, without limitation, the following: (i) to ensure that the Company Subsidiary Loans, their administration, and their payment processing remain in compliance with the terms of this Agreement; (ii) to enable the Bank (w) to periodically sample or test the flow of payments received from its Mortgage Loan obligors to ensure that monies are being received from its Mortgage Loan obligors and not from other sources, (x) to see if there is any rise in defaults and bankruptcy filings among its Mortgage Loan obligors, (y) to confirm that payments on particular
          Mortgage Loans are being properly credited to the related Company Subsidiary Loan, and (z) to determine the extent to which individual Company Subsidiary Mortgage Loan "pools" are being supported by payments from other Company Subsidiary Mortgage Loan pools, and to the extent to which such payments are correspondingly supporting other outstanding Company Subsidiary Loans issued under this Agreement; and
          (iii) to enable the Bank to periodically determine the value of the Bank's Collateral from time to time and to ensure that the Collateral continues to meet the Bank's underwriting standards throughout the life of those Mortgage Loans.

               (f) Notice. Give prompt written notice to the Bank of (i)~any action, suit or proceeding instituted against the Company in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) seeking specified damages of One Hundred Thousand Dollars ($100,000) or more in a writing containing the details thereof, (ii)~the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets, which has a material adverse affect on the Company
          (iii)~the  occurrence  of any  Default or Event of Default  hereunder,
          (iv)~[Reserved], (v)~the suspension, revocation or termination of any existing credit or Investor relationship made to the Company to facilitate the sale and/or origination of residential mortgages which has a material adverse affect on the Company, (vi)~the transfer or loss of any servicing contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer or loss, if known to the Company, which has a material adverse affect on the Company (vii)~any demand by any Investor or Insurer for either the repurchase of a Mortgage Loan or indemnification which has a material adverse affect on the Company, and (viii)~any other action, event or condition of any nature which has a material adverse effect upon the business, operations, assets, or financial condition of the Company or which, with or without notice or lapse of time or both, would constitute a default under any other material agreement, instrument or indenture to which the Company is a party or to which the Company, its properties or assets may be subject.

               (g) Payment of Debt, Taxes, etc. Pay and perform all obligations of the Company promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or upon its income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

               (h) Insurance. Maintain (i)~errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, GNMA or FHLMC requirements applicable to a qualified mortgage originating institution, and (ii)~liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity, and (iii)~within thirty (30) days after notice from the Bank, will obtain such additional insurance as the Bank shall reasonably require, all at the sole expense of the Company. Copies of all such policies shall be furnished to the Bank without charge upon the reasonable request of the Bank.

               (i) Purchased Loans. Indemnify and hold the Bank harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of any seller of the Mortgage Loans to the Company or the Company Subsidiary, or any escrow agent, to comply with the disbursement or instruction letter or letters of the Company, the Company Subsidiary or of the Bank relating to Mortgage Loans purchased by the Company or the Company Subsidiary with an Advance under a Company Subsidiary Loan.

               (j) Other Loan Obligations. Perform in all material respects all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company Subsidiary is bound or to which any of its property is subject, and will promptly notify the Bank in writing of the cancellation or reduction of any of its other mortgage warehousing lines of credit or agreements with any other lender.

               (k) Use of Proceeds of Advances. Cause the proceeds of each Company Subsidiary Loan to be used solely for the purpose of financing the purchase or origination of Mortgage Loans or to refinance Company Subsidiary Loans.

               (l) Due Diligence by Bank. Assist the Bank in the performance of the Bank's due diligence in response to Company Subsidiary Loan Requests in order for the Bank to gain assurance that the terms and conditions of this Agreement will be met, and that the product standards set forth in Exhibit C will be satisfied, with respect to the requested Company Subsidiary Loan, and also shall cause its Company Subsidiaries to provide such assistance.

               (m) Due Diligence by Company. Perform reasonable due diligence when agreeing to purchase Mortgage Loans to be assigned to Company Subsidiaries and to be financed by Advances from the Bank in order to ensure that those Mortgage Loans comply with the terms and conditions of this Agreement and with the product standards set forth in Exhibit C.

               (n) Loan Purchase Agreement. Use its best commercially reasonable efforts, reasonably and in good faith, to include covenants, representations, and warranties covering the following items in its Mortgage Loan purchase agreements with its sellers, and cause Company Subsidiaries to use the same efforts in their purchase agreements with their sellers: (i) standard representations and warranties as to the due organization of the seller and the seller's authorization to sell the loans; (ii) representations and warranties regarding the mortgage loans being purchased, and the documentation for the same consistent with general commercial standards, but in any event, having representations and warranties consistent with the requirements for Mortgage Loans set forth in this Agreement; (iii) standard remedies for breach of contract; (iv) covenant that the seller will buy back from the Company Subsidiary (or any assignee, including the Company Subsidiary) any mortgage loan which does not comply with representations and warranties regarding it; and (vi) covenant that the seller will indemnify and hold the Company Subsidiary, and any assignee, including the Company Subsidiary, harmless against any and all damages which the indemnified party may suffer on account of any mortgage loan which does not meet representations and warranties.

               (o) Minimum Net Worth. The Company and its Subsidiaries shall together maintain a minimum Net Worth of not less than $10,000,000.


               (p) Administrative Services Agreement. Within a reasonable period of time following the execution of the Agreement, the Company shall enter into and maintain in effect an Administrative Services Agreement with each Company Subsidiary, reasonably acceptable to the Bank, under which the Company provides the Company Subsidiary with any and all administrative, document, and payment processing services which the Company Subsidiary may need in connection with its business, and under which the Company Subsidiary compensates the Company for the provision of those services.

               (q) Custodial Agreement. Maintain in effect the Custodial Agreement, or another custodial agreement with another custodian with substantially the same terms as the Custodial Agreement. The Company shall cause each Company Subsidiary to become a party to the Custodial Agreement or other custodial agreement.


               (r) Company Subsidiary Compliance. The Company shall cause each Company Subsidiary to full comply with the terms of this Agreement, its Note, and all related agreements or instruments executed and delivered to Bank in connection herewith or in connection with a Company Subsidiary Loan.

               Section 6.2. Of the Company Subsidiary. Each Company Subsidiary that becomes a party to this Agreement agrees that so long as the Commitment or its Company Subsidiary Loan is outstanding or there remains any obligations of the Company Subsidiary to be paid or performed under its Note, or any of its Pledged Mortgage Loans remain subject to this Agreement, the Company Subsidiary shall:

               (a) Payment of Note. Punctually pay the principal and interest on and all other amounts due and payable under this Agreement or the Note in accordance with the terms thereof.

               (b) Reports. Make available, deliver or cause to be delivered to the Bank such reports as set forth below:

              (i) Such other reports in respect of the Pledged Mortgage Loans, in such detail and at such times as the Bank in its reasonable discretion may request at any time or from time to time.

               (iii) Upon request, make available to the Bank copies of audits, examinations and reports concerning the operations of the Company Subsidiary from any Investor, Insurer or licensing authority to the extent not subject to restrictions on disclosure.

               (iv) Make available to the Bank from time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company Subsidiary as the Bank may reasonably request.

          All financial statements and reports furnished to the Bank hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the statement date (except to the extent otherwise required to conform to good accounting practice).

               (c) Maintenance of Existence;  Conduct of Business.  Preserve and
          maintain its Company Subsidiary existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as an approved lender and issuer as described under Section~5.2(l) hereof; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

               (d) Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority and customary industry standards, a breach of which could reasonably be expected to materially adversely affect its business, operations, assets, or financial condition or which could reasonably be expected to materially adversely impair the ability of Company Subsidiary to perform its obligations under this Agreement and the Note, except where contested in good faith and by appropriate proceedings.

               (e) Inspection of Books, Records, Systems, and Properties. Permit authorized representatives of the Bank, its parent Company Subsidiary or affiliates, upon prior notice to the Company Subsidiary, (i) to discuss the business, operations, assets and financial condition of the Company Subsidiary with the officers and employees, (ii) to examine its books, records, information and service systems, and properties, and make copies or extracts thereof subject to applicable laws with respect to confidentiality of customer records, including without limitation access to the Custodian's books, records, systems, properties, and documents, (iii) to examine and audit its Company Subsidiary Loan Advances, individual Pledged Mortgage Loans, and related documentation and Collateral, and (iv) for those purposes, to visit the Company Subsidiary's offices, all at such reasonable times as the Bank may request. The Company Subsidiary shall provide its internal and independent accountants with a copy of this Agreement promptly after the execution thereof and shall instruct them to answer candidly and fully any and all questions that the officers of the Bank or any authorized representatives of the Bank may address to them in reference to the financial condition or affairs of the Company Subsidiary. The purposes or uses for which the Bank may use the right of inspection, examination, and audit set forth in this Section shall include, without limitation, the following: (i) to ensure that the Company Subsidiary's Loan, its administration, and its payment processing remain in compliance with the terms of this Agreement generally; (ii) to enable the Bank (w) to periodically sample or test the flow of payments received from its Pledged Mortgage Loan obligors and not from other sources, (x) to see if there is any rise in bankruptcy filings among its Pledged Mortgage Loan obligors, (y) to see if payments on particular Pledged Mortgage Loans are being credited to that Company Subsidiary's Loan properly, and (z) to determine the extent to which such payments are supporting other outstanding Company Subsidiary Loans issued under this Agreement; and
          (iii) to enable the Bank to periodically apply its collateral eligibility standards to the Company Subsidiary's Pledged Mortgage Loans in order to determine the value of the Bank's Collateral and to ensure that the Collateral continues to meet the Bank's underwriting standards throughout the life of those Pledged Mortgage Loans.

               (f) Notice. Give prompt written notice to the Bank of (i)~any action, suit or proceeding instituted against the Company Subsidiary in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) seeking specified damages of One Hundred Thousand Dollars ($100,000) or more in a writing containing the details thereof, (ii)~the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets, which has a material adverse affect on the Company Subsidiary (iii)~the occurrence of any Default or Event of Default hereunder, (iv)~the actual or threatened suspension, revocation or termination of the Company Subsidiary's eligibility, in any respect, as an approved lender, and issuer as described under Section~5.1(m) hereof which has a material adverse affect on the Company Subsidiary, (v)~the suspension, revocation or termination of any existing credit or Investor relationship made to the Company Subsidiary to facilitate the sale and/or origination of residential mortgages which has a material adverse affect on the Company Subsidiary, (vi)~the transfer or loss of any servicing contract to which the Company Subsidiary is a party, or which is held for the benefit of the Company Subsidiary, and the reason for such transfer or loss, if known to the Company Subsidiary, which has a material adverse affect on the Company Subsidiary (vii)~any demand by any Investor or Insurer for either the repurchase of a Pledged Mortgage Loan or indemnification which has a material adverse affect on the Company Subsidiary, and (viii)~any other action, event or condition of any nature which has a material adverse effect upon the business, operations, assets, or financial condition of the Company Subsidiary or which, with or without notice or lapse of time or both, would constitute a default under any other material agreement, instrument or indenture to which the Company Subsidiary is a party or to which the Company Subsidiary, its properties or assets may be subject.

               (g) Payment of Debt, Taxes, etc. Pay and perform all obligations of the Company Subsidiary promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company Subsidiary or upon its income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company Subsidiary shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company Subsidiary shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

               (h) Insurance. Maintain~or cause to be maintained liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity, and (iii)~within thirty (30) days after notice from the Bank, will obtain such additional insurance as the Bank shall reasonably require, all at the sole expense of the Company Subsidiary. Copies of all such policies shall be furnished to the Bank without charge upon request of the Bank.

               (j) Purchased Loans. Indemnify and hold the Bank harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of any seller of the Pledged Mortgage Loans to the Company or the Company Subsidiary, or any escrow agent, Company Subsidiary to comply with the disbursement or instruction letter or letters of the Company, the Company Subsidiary or of the Bank relating to Mortgage Loans purchased by the Company or the Company Subsidiary with the Company Subsidiary Loan under this Agreement.

               (k) Other Loan Obligations. Perform in all material respects all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company Subsidiary is bound or to which any of its property is subject, and will promptly notify the Bank in writing of the cancellation or reduction of any of its other mortgage warehousing lines of credit or agreements with any other lender.

               (l) Use of Proceeds of Advances. Use the proceeds of the Company Subsidiary Loan solely for the purpose of financing the purchase or origination of Pledged Mortgage Loans.

               (m) Administrative Services Agreement. Within a reasonable period of time following the execution of the Agreement, the Company Subsidiary shall enter into and maintain in effect an Administrative Services Agreement with the Company, reasonably acceptable to the Bank, under which the Company provides the Company Subsidiary with any and all administrative, document, and payment processing services which the Company Subsidiary may need in connection its business and under which the Company compensates the Company Subsidiary for the provision of those services.

               (o) [Reserved]

               (p) Due Diligence by Bank. Assist the Bank in the performance of the Bank's due diligence in response to the Company Subsidiary Loan Request by the Company Subsidiary in order for the Bank to gain assurance that the terms and conditions of this Agreement will be met, and that the product standards set forth in Exhibit C will be satisfied, with respect to the requested Advance.

          6.3 Special Affirmative Covenants Concerning Collateral.

               (i) The Company and/or the Company Subsidiary warrants and will defend the right, title and interest of the Bank in and to the Pledged Mortgage Loans against the claims and demands of all persons whomsoever.

               (ii) The Company and/or the Company  Subsidiary  shall service or cause to be serviced in all material respects all Pledged Mortgage Loans in accordance with the standard requirements of the issuers of the respective Purchase Commitments covering the same and all applicable governmental requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Pledged Mortgage Loans. The Company Subsidiary shall hold all escrow funds collected in respect of Pledged Mortgage Loans in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

               (iii) The Company and/or the Company Subsidiary shall also execute and deliver to the Bank such instruments of sale, pledge or assignment or transfer, and such powers of attorney, as reasonably required by the Bank, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Bank under this Agreement. The Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, or any other applicable law, in addition to all rights provided for herein.

               (iv) The Company and/or the Company Subsidiary will promptly comply in all material respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company and/or the Company Subsidiary will cause to be delivered to the Investor the Pledged Mortgage Loans to be sold under each Purchase Commitment not later than the earlier of three (3) Business Days prior to the expiration thereof or three (3) Business Days prior to the deadline for acquisition of the Pledged Mortgage Loan by the Investor thereunder.

               (v) The Company and/or the Company Subsidiary shall maintain, at its principal office, or in the office of the custodian under the Custodial Agreement, or in the office of a computer service bureau engaged by the Company and/or the Company Subsidiary or by the custodian and approved by the Bank, and, upon request, shall make available to the Bank the originals, or copies in any case where the original has been delivered to the Bank, or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgage Loans, Purchase Commitments, and all related Pledged Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

               (vi) Any and all payments made with respect to the individual Pledged Mortgage Loans have been will be applied to such Pledged Mortgage Loan in accordance with the terms of the Mortgage Note and Mortgage evidencing and securing that Pledged Mortgage Loan, and the books, records, accounts and reports of the Company and/or the Company Subsidiary with respect to the Pledged Mortgage Loans and servicing contracts have will be prepared and maintained in accordance with all applicable Investor and Insurer requirements.


                                   Article~VII

                               Negative Covenants

          Section 7.1. Of the Company. The Company agrees that so long as the Commitment is outstanding or there remains any obligation of the Company or any Company Subsidiary to be paid or performed hereunder or under any Note, the Company shall not, either directly or indirectly, without the prior written consent of the Bank, which shall not be unreasonably withheld:

               (a) Merger; Sale of Assets; Acquisitions; Change in Control. Except for the sale or purchase of loans in the ordinary course of the business, liquidate, dissolve, consolidate or merge or sell, transfer or otherwise dispose of, any substantial part of its assets, or acquire substantially all of the assets of another, or permit~ownership beneficially or of record of the voting stock of Company which results in Thomas J. Axon having a non-controlling ownership interest of the voting stock of the Company. For purposes of this section, "control" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

               (b) Distributions or Payments of Company. Without the consent of Bank, cause to be paid any dividends which exceed in the aggregate the amount permitted in Section 2.5(a).

               (c) Distributions or Payments From Company Subsidiary. Cause to be paid to itself, or receive, or accept any payments, distributions, or dividends from any of its Company Subsidiaries which exceed in the aggregate the amount permitted in Section 2.5(a); provided that if a Default has occurred and is continuing, the Bank may withhold its consent in its reasonable discretion exercised in good faith.

               (d) Special Negative Covenants Concerning Collateral. Except for actions taken in the ordinary course of servicing Pledged Mortgage Loans, the Company shall not do, and shall not cause or permit any Company Subsidiary to grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or sales to Investors for fair value) any of the Collateral or any interest therein.

          Section 7.2. Covenants Of the Company Subsidiary. Each Company Subsidiary that becomes a party to this Agreement agrees that so long as the Commitment or its Company Subsidiary Loan is outstanding or there remains any obligations of the Company Subsidiary to be paid or performed under its Note, or any of its Pledged Mortgage Loans remain subject to this Agreement, the Company Subsidiary shall not take the following actions which could reasonably be expected to materially and adversely impact the Company or Company Subsidiary's ability to perform under this Agreement, either directly or indirectly, without the prior written consent of the Bank:

               (a) Contingent Liabilities. Assume, guarantee, endorse, or otherwise become liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

               (b) Merger; Sale of Assets; Acquisitions; Change in Control. Except for the sale or purchase of loans in the ordinary course of the business, liquidate, dissolve, consolidate or merge or sell, transfer or otherwise dispose of, any substantial part of its assets, or acquire substantially all of the assets of another, or permit ownership beneficially or of record of the voting stock of Company Subsidiary which results in the Company having an ownership interest of less than one hundred percent (100%) of the voting stock of the Company Subsidiary.

               (c) Additional Indebtedness. Create, incur, assume or suffer to exist any indebtedness other than indebtedness permitted under the this Agreement.

               (d) Related Party Transactions. Enter into, or be a party to any transaction with any affiliate of the Company, except for (a)~the transactions contemplated by the this Agreement, including without limitation, the transactions contemplated by the Administrative Services Agreement and the servicing agreement with the Company and
          (b)~to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to it than would be obtained in a comparable arm's-length transaction with a person not an affiliate.

               (e) Collateral and Agreements. Except in the ordinary course of business, cancel or terminate any of the Collateral Documents or Purchase Agreements to which it is party (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or materially amend or otherwise modify any term or condition of any of the Collateral Documents or Purchase Agreements to which it is party (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Collateral Documents or Purchase Agreements to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Bank shall have consented thereto (which consent shall not unreasonably be withheld to the extent set forth in such Collateral Documents or Purchase Agreements); provided that no such consent shall be required to the extent that any such action is in the ordinary course of business of servicing the Pledged Mortgage Loans in accordance with reasonable and customary servicing practices in the industry for the same type of mortgage loans as the Pledged Mortgage Loan.

               (f) Investments & Subsidiaries. form, or cause to be formed, any subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any affiliate or any other person.

              (g) Distributions or Payments of Company Subsidiary. Without the consent of Bank, cause to be paid to itself, or receive, or accept any payments or distributions from the Pledged Mortgage Loans which exceed in the aggregate the amount permitted in Section 2.5(a).

               (h) Special Negative Covenants Concerning Collateral. Except for actions taken in the ordinary course of servicing Pledged Mortgage Loans, grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or sales to Investors for fair value) any of the Collateral or any interest therein.


                                  Article VIII

                               Defaults; Remedies

          Section~8.1. Events of Default by the Company. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default") under this Agreement:

               (a) Failure of any Company Subsidiary to pay any installment of principal and/or interest when due or required under its Note or this Agreement, and whether at stated maturity, by acceleration, or otherwise; or failure of the Company or any Company Subsidiary to otherwise pay any other sum when due by the Company or such Company Subsidiary under this Agreement or under any other agreement related hereto, and such default shall have continued unremedied for fifteen days; or

               (b) Failure of the Company or any Company Subsidiary to pay, or any default in the payment of any principal or interest on, any indebtedness or in the payment of any contingent obligation which are in the aggregate amount of One Hundred Thousand Dollars ($100,000.00) or more; or breach or default with respect to any other material term of any indebtedness or of any loan agreement, note, mortgage, security agreement, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company, the Company Subsidiary or any other Subsidiaries of the Company in the aggregate amount of more than One Hundred Thousand Dollars ($100,000.00) or more to become or be declared due prior to its stated maturity; or

               (c) (i) Failure of the Company to perform or comply with any term or condition applicable to it contained in Sections 7.1 of this Agreement, or failure of the Company Subsidiary to perform or comply with any term or condition applicable to it contained in Sections 7.2 of this Agreement, or with any like provision contained in the Note; or (ii) failure of the Company to perform or comply with any term or condition applicable to it contained in Section 6.1 of this Agreement, or failure of the Company Subsidiary to perform or comply with any term or condition applicable to it contained in Section 6.2 of this Agreement, or with any like provision contained in the Note after receipt of notice of such Default from the Bank.

               (d)  Any  of  the  Company's  or  the  Company   Subsidiaries'
          representations or warranties made herein or in any statement or certificate at any time given by the Company or any Company Subsidiary in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

               (e) The Company or any Company Subsidiary shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in Sections 8.1 (a), (b) or (c) and such default shall not have been remedied or waived within thirty (30) days after receipt of notice from the Bank of such default; or

               (f) (i)~A court having jurisdiction shall enter a decree or order for relief in respect of the Company or any Company Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (ii)~any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Company Subsidiary, or over all or a substantial part of their respective properties, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any Company Subsidiary for all or a substantial part of its respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or of any Company Subsidiary, and the continuance of any such events in this clause~(ii) for sixty (60) days unless dismissed, bonded off or discharged; or

               (g) The Company or any Company Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any Company Subsidiary of any assignment for the benefit of creditors; or the inability or failure of the Company or any Company Subsidiary, or the admission by the Company or any Company Subsidiary in writing of its inability, to pay its debts as such debts become due; or

               (h) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of One Hundred Thousand Dollars ($100,000.00) shall be entered or filed against the Company or any Company Subsidiary or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

               (i) Any order, judgment or decree shall be entered against the Company or any Company Subsidiary decreeing the dissolution, liquidation or split up of the Company or any Company Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

               (j) Any Plan maintained by the Company shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than One Hundred and Fifty Thousand Dollars ($150,000.00) (or in the case of a termination involving the Company as a "substantial employer" (as defined in Section~4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

               (k) The Company as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding One Hundred and Fifty Thousand Dollars ($150,000.00); or

               (l) The Company or any Company Subsidiary shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof; or the Bank's security interest in any portion of the Collateral shall become unenforceable or otherwise impaired; or

               (m) An event of default shall occur under the terms of any note, instrument or agreement evidencing, securing or related to any other indebtedness, whether now existing or hereafter arising, of any other Subsidiary, whether now existing or hereafter created, to Bank, including, without limitation, any now existing or hereafter arising indebtedness of Tribeca Lending Corporation to Bank if the effect of such default is to cause, or to permit the Bank to cause, indebtedness of such other Subsidiary to become or be declared due prior to its stated maturity; provided that Bank shall have give the Company notice of such default and such default shall have continued unremedied for at least 5 Business Days.

               Section~8.2. Remedies Relating to Events of Default. (a)~Upon the occurrence of any Event of Default described in Sections~8.1(f) or (g) the unpaid principal amount of and accrued interest on any obligation owed by the Company hereunder to the Bank, and the unpaid principal amount of and accrued interest on any and all outstanding Notes from each Company Subsidiary and any other sums otherwise due from the Company Subsidiaries hereunder shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company and each Company Subsidiary, and the obligation of the Bank to make Company Subsidiary Loans or Advances there-under shall thereupon terminate.

               (b) Upon the occurrence of any Event of Default other than those described in Sections~8.1(f) or (g), the Bank may, by written notice to the Company declare all or any portion of any obligation owed by the Company to the Bank, and all or any portion of the unpaid principal amount of and accrued interest on any one or more or all outstanding Notes from any one or more of the Company Subsidiaries and any other sums otherwise due from the Company Subsidiaries hereunder to be due and payable whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Bank to make Company Subsidiary Loans or advances there-under shall thereupon terminate.

               (c) Upon the  occurrence  of any Event of  Default,  the Bank may also do any one or more or all of the following with respect to any Collateral, whether individual items of Collateral relate directly to a particular Company Subsidiary Loan to a Company Subsidiary, or to a now existing or hereafter granted Company Subsidiary Loan, or otherwise:

               i) Foreclose upon or otherwise enforce its security interest in and Lien on all of the Collateral or on any portion thereof to secure all payments and performance of obligations owed by the Company or by any Company Subsidiary under this Agreement or by any Company Subsidiary under any Note.

               (ii) Notify all obligors of Collateral, or on any portion thereof, that the Collateral has been assigned to the Bank and that all payments thereon are to be made directly to the Bank, or to such other party as may be designated by the Bank; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral by any such obligor or Investor, or any portion of the Collateral, on terms acceptable to the Bank; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or, if permitted by applicable law, without judicial process and sell property acquired as a result of any such foreclosure.

               (iii) Act, or contract with a third party to act, as servicer of all or any item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Company.

               (iv) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of the State of New York or the state in which the Collateral is located, including but not limited to selling the collateral at public or private sale. The Bank shall give the Company not less than sixty (60) days' notice of any such public sale or of the date after which private sale may be held. The Company agrees that sixty (60) days' notice shall be reasonable notice. At any such sale the Collateral may be sold as an entirety or in separate parts, as the Bank may determine. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Bank may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon all or any portion of the Collateral or to foreclose the pledge and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (v) Proceed against the Company on any obligation owed by the Company to the Bank or proceed against any one or more Company Subsidiary under the Notes.

               (vi) Pursue any rights and/or remedies available at law or in equity against the Company and/or the Company Subsidiaries.

               (d) Notwithstanding anything herein to the contrary, upon any sale or other disposition of the Collateral, all proceeds of such sale or disposition will be applied among each Mortgage Pool and the related Company Subsidiary Loans in accordance with Section 2.5(a).

               (e) [Reserved]

               (f) The Bank may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Pledged Mortgage Loan, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall be paid by the Company or the Company Subsidiary, shall be secured by the Collateral, and until paid, shall bear interest from the date of expenditure at the rate of interest specified by the obligation due to the Bank.

               (g) No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

               (h) Notice to the Company for purposes of this Section 8.2 shall be deemed to be notice to each and every Company Subsidiary that becomes, now or hereafter, a party to this Agreement.

               Section~8.3. Application of Proceeds. Unless otherwise required by applicable law, the proceeds of any sale or other enforcement of the Bank's security interest in all or any part of the Collateral shall be applied by the Bank in such order of priority as the Bank may determine at its sole discretion, including, without limitation, the following:

               (a) To the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Bank's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Bank in connection therewith;

               (b) To the payment of any other amounts due under any one or more of the Notes (whether for principal or interest or otherwise), in such order and manner as the Bank elects;

               (c) To the payment of any other amounts due by the Company or by any one or more of the Company Subsidiaries under this Agreement, in such order and manner as the Bank elects;
          If the Proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Note(s), of all amounts due under this Agreement, and all other amounts due thereunder or hereunder, the Company Subsidiary(ies) and/or the Company, as appropriate, shall remain liable for any deficiency.

          Notwithstanding anything herein to the contrary, upon any sale or other disposition of the Collateral, all proceeds of such sale or disposition will be applied among each Mortgage Pool and the related Company Subsidiary Loans in accordance with Section 2.5(a).

          Section~8.4. Bank Appointed Attorney-in-Fact. The Bank is hereby appointed the attorney-in-fact of the Company, and of each Company Subsidiary which becomes a party to this Agreement, after the
          occurrence  and  during  the   continuance  of  an  Event  of  Default
          hereunder, with full power of substitution, for the purpose of carrying out the provisions hereof, and of the Company Subsidiary Loans and Notes of parties hereto, and taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof or thereof, after the occurrence and during the continuance of an Event of Default hereunder, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company, in the name of the Company Subsidiary, or in its own name, after the occurrence and during the continuance of an Event of Default hereunder to endorse all Pledged Mortgage Loans payable to the order of the Company or the Company Subsidiary, or, after the occurrence and during the continuance of an Event of Default hereunder, to receive, endorse and collect all checks made payable to the order of the Company or the Company Subsidiary, representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgage Loans and to give full discharge for the same and execute any and all instruments in writing whatever kind and nature, if they be necessary, and be necessary and deemed proper by Bank to effectively assure its appropriate lien position in the Collateral and in the Pledged Mortgage Loans.

          Section~8.5. Right of Set-off. If the Company Subsidiary or the Company shall default in the payment of the Note or this Agreement, any interest accrued thereon, or any other sums which may become payable hereunder or thereunder when due, or in the performance of any of its or their other obligations or liabilities thereunder or hereunder, the Bank shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Bank or a parent company, affiliate, or subsidiary to or for the credit of the account of the Company or the Company Subsidiary against and on account of the obligations and liabilities of the Company or the Company Subsidiary under this Agreement, or under the Note or this Agreement, irrespective of whether or not the Bank shall have made any demand thereunder or hereunder and whether or not said obligations and liabilities shall have matured, provided, however, that the aforesaid right of set-off shall not apply to any deposits of escrow monies or other funds being held on behalf of the mortgagors under Mortgage Loans or other third parties.

          Section~8.6. Reasonable Assurances. If, at any time during the term of the Agreement, the Bank has reasonably and in good faith believe that the Company or the Company Subsidiary is not conducting its business in accordance with, or otherwise is not satisfying in all material respects: (a)~all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, or (b)~all applicable requirements of Bank, as set forth in this Agreement, the or the Note, then, Bank shall have the right to demand, pursuant to written notice from Bank to the Company or to the Company Subsidiary as appropriate, specifying with particularity, the alleged act, error or omission in question, reasonable assurances from Company or the Company Subsidiary that such a belief is in fact unfounded.

                                   Article ~ IX

                      Reimbursement of Expenses; Indemnity

         The Company or the Company Subsidiary, as appropriate, shall:

               Section~9.1. Cost of Enforcement. Pay all costs and expenses of the Bank, including reasonable attorney's fees, in connection with the enforcement of this Agreement, the Note, the and other documents and instruments related hereto and thereto.

               Section~9.2. Payments of Taxes. Pay, and hold the Bank and any holder of the Note harmless from and against, any, and all, present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Bank and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

               Section~9.3. Indemnification. Indemnify, pay and hold harmless the Bank and any of its officers, directors, employees or agents and any subsequent holder of the Note from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") (excluding any such Indemnified Liabilities resulting from failure by the Bank to perform any of its obligations under this Agreement, or any Note, or any other document referred to herein or therein as established in a suit between the Company and/or the Company Subsidiary and the Bank which may be the same suit in which indemnification is being sought hereunder by the Bank and any liabilities arising from the Bank's negligence, gross negligence, or willful misconduct) which may be imposed upon, incurred by or asserted against the Bank or such holder in any way relating to or arising out of this Agreement, any Note, or any other document referred to herein or therein or any of the transactions contemplated hereby or thereby to the extent that any such Indemnified Liabilities result (directly or indirectly) from (a)~the inaccuracy or incompleteness of any representation or warranty made by the Company or by the Company Subsidiary in this Agreement, or in any schedule, statement, exhibit or certificate furnished by the Company pursuant to this Agreement, or any Note, or (b)~the failure by the Company or by any Company
          Subsidiary to observe or perform any term or provision of this Agreement, or of any agreement executed in connection herewith, or any Note, including without limitation any claims made, or any actions, suits or proceedings commenced or threatened, by or on behalf of any creditor (excluding the Bank and the holder or holders of the Note), security holder, shareholder, mortgagor, customer (including, without limitation, any person or entity having any dealings of any kind with the Company or the Company Subsidiary), trustee, director, officer, employee and/or agent of the Company or the Company Subsidiary acting in such capacity, the Company, the Company Subsidiary, or any governmental regulatory body or authority.


                                    Article ~ X

             Administrative Services; Payment Processing; Servicing

               Section 10.1. Administrative Services Agreement. (a) Within a reasonable period of time following the execution of the Agreement, the Company and the Company Subsidiary shall enter into, and shall maintain in effect, an administrative services agreement (the "Administrative Services Agreement") reasonably acceptable to the Bank, which covers the provision by the Company of any and all administrative services necessary or helpful for the Company Subsidiary to operate its business and for the payment by the Company Subsidiary to the Company of reasonable compensation for those services. Those services shall include, without limitation, the handling of such matters as: closing of purchases of Mortgage Loans; safe-keeping and administration of Mortgage Loan Documents; processing of and record-keeping for Mortgage Loan payments; insurance; government reporting; Mortgage Loan administration and collection; and compliance with this Agreement.

               (b) In the event that the terms of the Administrative Security Agreement should conflict with the terms of this Agreement or with the terms of the Lock-box Agreement, the terms of this Agreement or of the Lock-box Agreement shall prevail.

               (c) The Company is the servicer of the Pledged Mortgage Loans pursuant to a servicing agreement between the Company and each Company Subsidiary. Upon an Event of Default, (i) Bank shall have the right to terminate the servicing agreement and transfer servicing to its designee, (ii) the Company will servicer the Pledged Mortgage Loans for the benefit of the Bank as if the Bank was the owner of the Pledged Mortgage Loans until such time as the Bank terminates the servicing agreement, (ii) the Company will cooperate with the Bank to effect a transfer of the servicing of the Pledged Mortgage Loans in connection with the Bank's termination of the servicing agreement.

               (d) The Company covenants to maintain or cause the servicing of the Pledged Mortgage Loans to be maintained in conformity with reasonable and customary servicing practices in the industry for the same type of mortgage loans as the Pledged Mortgage Loans and in a manner at least equal in quality to the servicing the Company provides for mortgage loans which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default or (ii) the date on which this Agreement terminates.


                                   Article XI

                                  Miscellaneous

               Section~11.1. Relationships of Parties. The relationship between the Bank each Company Subsidiary which becomes a party to this Agreement is limited to that of creditor/secured party, on the one hand, and borrower, on the other hand. The relationship between the Bank and the Company is limited to that of creditor/secured party, on the one hand, and contract obligor and parent of Company Subsidiaries, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Bank to protect its interests as lender in assuring performance of the obligations hereunder and thereunder, and nothing contained herein or therein shall be construed as permitting or obligating Bank to act as a financial or business advisor or consultant to the Company or a Company Subsidiary, as permitting or obligating the Bank to control the Company or a Company Subsidiary, or to conduct the Company's or to a Company Subsidiary's operations, as creating any joint venture, agency, fiduciary, trustee, or other relationship among the parties other than as explicitly and specifically stated herein. The Company and the Company Subsidiary acknowledge that they have had the opportunity to obtain the advice of experienced counsel of their own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company and the Company Subsidiary further acknowledge that they are experienced with respect to financial and credit matters and has made their own independent decisions to execute and deliver this Agreement.

               Section~11.2. Recourse. The Company and each Company Subsidiary each acknowledge and agree that they are each fully liable for repayment of all Advances made to them, and/or all sums due by them hereunder, or under the Note and for performance of all obligations contained in this Agreement and in the Note. Furthermore, the Company and each Company Subsidiary jointly and severally acknowledge and agree that the Advances hereunder are made, were made and will be made by the Bank, in addition to other requirements set forth herein, based upon the condition precedent, and in consideration of (in addition to any other consideration), the granting of the security interest in the Collateral by the Company and each Company Subsidiary to jointly and severally secure the repayment of all Advances, now existing or hereafter granted by Bank, to all Company Subsidiaries. Each Company Subsidiary and the Company unconditionally and irrevocably waives until the payment in full of the Advances and all other sums due hereunder or under any Note the following:

               (i) Any defense, counterclaim, claim or right to bring any third party actions in any proceedings or action brought by Bank to enforce its rights under this Agreement against any one or more of the Company or Company Subsidiary based on joinder of any other Company Subsidiary and/or the Company, contribution, subrogation, reimbursement or any other legal or equitable claims involving the liability of any Company Subsidiary or the Company to another;

               (ii) Any claim based on marshalling of assets; and

               (iii) Any benefits or rights under Section 105 or any other provisions of the U.S. Bankruptcy Code to invoke the automatic stay resulting from the bankruptcy of any other Company Subsidiary or the Company.

               Section~11.3. Notices. All notices, demands, consents, requests and other communications required or, permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telegraphed or mailed, first class, return receipt requested, postage prepaid, or by overnight delivery service or by telecopy or other telecommunications device addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight delivery service or by telecopy or other telecommunications device, or if mailed on the third Business Day after being deposited in the mails or when delivered to the telegraph company, addressed as follows:

               If to the Company or to any Company Subsidiary:

                  Franklin Credit Management Corporation
                  Six Harrison Street
                  New York, New York 10013
                  Attn: John M. Collins
                        General Counsel
                  Facsimile No.: 212.925.1971


         If to the Bank:

                  Sky Bank
                  110 East Main Street
                  Salineville, Ohio 43945
                  Attn:  Mr. Jerry S. Sutherin
                         Vice President
                  Facsimile No.:  330.679.0028

         With a Copy To:

                  Sky Bank
                  2221 South Church Street
                  Bowling Green, Ohio 43402
                  Attention: W. Granger Souder, Jr., General Counsel Facsimile Number: (419) 254-6345

               Section~11.4. Terms Binding Upon Successors; Survival. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company or of any Company Subsidiary that becomes a party to this Agreement shall survive the making of any Company Subsidiary Loan and the execution of any Note, and shall be effective so long as the Commitment is outstanding or there remains any obligation of the Company hereunder, or any obligation of a Company Subsidiary under the Note to be paid or under this Agreement to be performed. All representations, warranties, covenants, and agreements contained in the Note and in this Agreement on the part of a Company Subsidiary shall survive the making of an Advance under the Company Subsidiary Loan and the execution of the Note and this Agreement, and shall be effective so long as the Company Subsidiary Loan is outstanding or there remains any obligations of the Company Subsidiary under the Note to be paid or under this Agreement to be performed.

               Section~11.5. Assignment. This Agreement may not be assigned by the Company or by the Company Subsidiary. This Agreement, the Note, along with the Bank's security interest in any or all of the Collateral, may be transferred or assigned, in whole or in part, by the Bank in its sole discretion and any such transferee or assignee thereof may enforce this Agreement, the Note, and such security interest.

               Section~11.6. Amendments. This Agreement may not be modified or amended or waived unless such modification, waiver or amendment is in writing signed by the Bank and the Company. All such written amendments, modifications and extensions to this Agreement, the Custodial Agreement, and any other agreements related hereto executed by the Company shall be binding upon each Company Subsidiary that now or hereafter becomes a party to this Agreement to the same extent as if such amendment, modification or extension had been executed by each such Company Subsidiary, and each such Company Subsidiary shall thereafter be bound by any such amendments, modifications and extensions.

               Section~11.7. No Waiver; Remedies Cumulative. No failure or delay on the part of the Company, the Company Subsidiary, or the Bank or any holder of the Note in exercising any right, power or privilege hereunder, or under the Note, and no course of dealing between or among the Company, the Company Subsidiary, and the Bank or the holder of the Note, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or there-under preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or there-under. The rights and remedies herein and therein expressly provided are cumulative and not exclusive of any rights or remedies which the Company, the Company Subsidiary, or the Bank or the holder of the Note would otherwise have. No notice to or demand on the Company or the Company Subsidiary in any case shall entitle the Company or the Company Subsidiary to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of the Note to any other or further action in any circumstances without notice or demand.

               Section~11.8. Invalidity. In case any one or more of the provisions contained in this Agreement, the Note, or in any other agreement or instrument related hereto shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof or thereof, and this Agreement, the Note, and such other instruments or agreements shall be construed as if such invalid, illegal or unenforceable provision had not been included.

               Section~11.9. Participations. The Bank may from time to time sell or otherwise grant participations in the Note, and the holder of any such participation, if the participation agreement so provides,
          (a)~shall, with respect to its participation, be entitled to all of the rights of the Bank, and (b)~may exercise any and all rights of setoff or banker's lien with respect thereto, in each case as fully as though the Company or the Company Subsidiary were directly indebted to the holder of such participation in the amount of such participation; provided, however, that the Company or the Company Subsidiary shall not be required to send or deliver to any of the participants other than the Bank any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall it have to act except in compliance with the instructions of the Bank.

               Section~11.10. Integration. This Agreement, together with the Note and other documents executed pursuant to the terms hereof and thereof, constitute the entire agreement between or among the parties hereto, with respect to the subject matter hereof and thereof.

               Section~11.11. Additional Instruments, etc. The Company and the Company Subsidiary shall execute and deliver such further instruments, and shall do and perform all matters and things necessary or expedient to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement.

               Section~11.12. Governing Law. This Agreement and the rights and obligations of the parties hereunder, under the Note and under other documents executed pursuant to the terms hereof and thereof shall be construed in accordance with and governed by the laws of the State of Ohio.

               Section~11.13. Company and Company Subsidiary Information. The Company and the Company Subsidiary hereby authorize the Bank to provide any Affiliate of the Bank with information regarding them, including copies of documents, financial statements, corporate records and reports, obtained by the Bank from them or any other entity during the course of the negotiation or administration of this Agreement.

          Section~11.14. Counterparts; Execution by Company Subsidiaries.

               (a) This Agreement may initially be executed in one or one counterparts by the Bank, the Company, and the Company Subsidiaries in existence as of the date hereof on separate counterpart signature pages, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

               (b) Each Company Subsidiary which receives a Company Subsidiary Loan under this Agreement after the date hereof shall become a party to this Agreement and shall execute a counterpart signature page substantially in the form Exhibit E hereto. Each such Company Subsidiary shall be deemed to become a party hereto no later than the receipt of its first Advance regardless of when or if it signs a counterpart signature page hereto. The Company shall cause each such Company Subsidiary to become a party to this Agreement by executing a counterpart signature page as required by this Section.

               (c) Each Subsidiary of the Company, except for Tribeca Lending Corporation, which has received an Advance from the Bank for the purpose of funding or financing the purchase of Mortgage Loans, any part of the principal of which is still outstanding, or any collateral for which is still in effect as of the date of this Agreement, shall be treated as a Company Subsidiary hereunder, shall become a party hereto, and shall execute a counterpart signature page substantially in the form of Exhibit E. Each such Company Subsidiary shall be deemed to become a party hereto as of the date hereof regardless of when or if it signs a counterpart signature page hereto. The Company shall cause each such Company Subsidiary to become a party to this Agreement by executing a counterpart signature page as required by this Section. In the event that the terms of this Agreement shall conflict with the terms of the loan documentation for such loan to such a Subsidiary of the Company, the terms of this Agreement shall prevail, except for interest rate terms which shall not be affected by the terms of this Agreement, and except that any default under any such loan, which has not been cured or waived, shall remain in effect.



                [ Signatures are located on the following page.]

          In Witness Whereof, the parties have caused this Agreement to be duly executed as of the date first above written.


                             Company:
                             Franklin Credit Management Corporation


                             By___________________________________
                                 Printed Name:
                                        Title:


                             Bank:
                             Sky Bank

                             By____________________________________
                                   Jerry S. Sutherin
                                     Vice President

                                    Exhibit~A

                                 PROMISSORY NOTE

$________________                                           New York, New York

                                                          ___________, 20_____

          FOR VALUE  RECEIVED,  ____________________________  (the  "Borrower"),
          hereby unconditionally promises to pay to the order of Sky Bank (the "Bank"), at P.O. Box 159, 10 East Main Street, Salineville, Ohio 43945, the sum of ______________________________________ AND ____/100
          DOLLARS ($_____________), together with an initial interest rate of __________% per annum. The interest rate will be adjusted monthly on the first day of each month, based upon the following Index: Federal Home Loan Bank of Cincinnati 30 day advance rate, plus __________ basis points.
          This Note shall be for a term of Thirty Six (36) months, amortized over a term of Two Hundred Forty (240) months. Beginning __________________, 20______, there shall be monthly principal payments of ___________________________________________________AND
          _____/100 DOLLARS ($________________), plus interest as billed monthly until maturity.

          The interest rate charged herein shall be adjusted monthly as changes in the above-referenced index occur. The Federal Home Loan Bank of Cincinnati 30 day advance rate shall mean the highest rate of interest as published daily by Bloomberg under the symbol FHL5LBR1.

          Amounts payable on this Note are payable in lawful money of the United States of America in good and immediately available funds at the offices of the Bank, or at such other address as the holder of the Note may designate in writing.

          If this Note or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of Ohio, the due date thereof shall be extended to the next succeeding full Business Day.

          This Note is a Note referred to in and is subject to the term, conditions and covenants of, and is secured by certain collateral as more fully described and provided in, a certain Master Credit and Security Agreement, dated as of October 13, 2004, among the Bank,
          Franklin Credit Management Corporation, and other subsidiaries of Franklin Credit Management Corporation, and to which Borrower has become a party to on or about even date herewith, (the "Loan Agreement"), including, without limitation, being subject to mandatory payment in whole or in part as provided in the Loan Agreement, and Borrower acknowledges receiving a copy of and becoming a party to said Loan Agreement), provided, however, reference to the Loan Agreement and to the collateral does not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.

          Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Loan Agreement.

Promissory Note
Page 2
_________________, 20______

          Prepayment of this Loan is subject to the terms as more fully outlined in the Loan Agreement referred to above.

          This Note shall be construed in accordance with and governed by the laws of the State of Ohio without giving effect to the principles thereof relating to the conflict of laws. For any dispute arising under this Note or in connection herewith, the Borrower hereby irrevocably submits to, consents to, and waives any objection to, the jurisdiction of the courts of the State of Ohio or the United States Courts for the Northern District of Ohio. Trial by jury is waived by the Borrower for collection hereof.

          In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Note shall operate, or would prospectively operate, to invalidate this Note, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Note, and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

          It is the intention of the parties hereto to comply strictly with the usury laws of the State of Ohio and applicable Federal law; therefore, it is agreed that notwithstanding any provision to the contrary in this Note, no such provision shall require the payment or permit the collection of interest in excess of the maximum amount permitted by law.


                                              _______________________________




By:

                                               Its: _________________________

                                   SCHEDULE I
      Schedule of All Existing Company Subsidiary Loans and Success Fee Due

{                                     Exhibit B

                      Company Subsidiary Loan Request Form


                                                               [Date]
Sky Bank
110 East Main Street
Salineville, Ohio 43945
Attn: Mr. Jerry S. Sutherin
      Vice President

Ladies/Gentlemen:

          This letter is a request for you to make an Advance to us in respect of the Mortgage Loans listed in Appendix I hereto, pursuant to the Master Credit And Security Agreement (the "Agreement") is entered into as of October 13, 2004, between Franklin Credit Management Corporation (the "Company") and Sky Bank (the "Bank")and each Company subsidiary that is a party thereto as follows:

         Company Subsidiary:

         Requested funding date:

         Mortgage Loans requested to be funded in respect of such Advance:
         See Appendix I hereto.

         [Appendix I to Transaction Request Letter will list Mortgage Loans]

         Requested Advance Amount:

         Requested Mortgage Pool:

         Requested Required Subsidiary LTV:

         Anticipated, adjusted Required Pool LTV:

          All capitalized terms used herein shall have the meaning assigned thereto in the Agreement.



                                               [COMPANY SUBSIDIARY]



                                      By: _____________________________
                                       Name:
                                      Title:

                                    Exhibit C

                      Product Standards For Mortgage Loans

                                   Exhibit D

                              Collateral Documents

               With  respect  to each  Pledged  Mortgage  Loan,  the  Collateral
          Documents shall include each of the following items, which shall be available for inspection by the Bank and which shall be delivered to the Custodian pursuant to Section~4.1(a) of the Master Credit and Security Agreement to which this Exhibit~is attached (the "Agreement"):

               (a)______the original Mortgage Note bearing all intervening endorsements evidencing a complete chain of assignment from the originator to the last endorsee, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Company Subsidiary that state law so allows;

               (b)______the original of any guarantee executed in connection with the Mortgage Note;

               (c)______the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Company Subsidiary cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company Subsidiary shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an officer's certificate of the Company Subsidiary stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company Subsidiary; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

               (d)______the   originals   of   all   assumption,   modification,
          consolidation or extension agreements, if any, with evidence of recording thereon;

               (e)______the original assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The assignment of Mortgage shall be delivered in blank;

               (f)______the originals of all intervening assignments of mortgage, evidencing a complete chain of assignment from the originator to the last endorsee, with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage,  the  Company  Subsidiary  shall  deliver  or  cause  to  be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an officers certificate of the Company Subsidiary stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company Subsidiary; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

               (g)______the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

               (h)______security   agreement,  chattel  mortgage  or  equivalent
          document executed in connection with the Mortgage, if any.

               From time to time, the Company subsidiary shall cause to be forwarded to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Collateral Documents"

{

                                    Exhibit E

                         Counterpart Signature Page Form




                           Counterpart Signature Page

                                       for

                      Master Credit and Security Agreement

                                     between

    Sky Bank and Franklin Credit Management Corporation and its Subsidiaries



               The  undersigned   subsidiary  of  Franklin   Credit   Management
          Corporation hereby agrees to be bound by the terms, conditions, covenants and provisions of the above-referenced Agreement to which this Counterpart Signature Page will be attached, including, without limitation, the granting of the security interest in Article III of the Agreement and the rights and remedies with respect thereto set forth in Article VIII. By signing below, the undersigned hereby executes and becomes a "Company Subsidiary" (as defined therein) party to the Agreement and grants such security interest. Such security interest covers, among the items of "Collateral" listed in Article III, the "Mortgage Loans" set forth on the Schedule attached to this Counterpart Signature Page.


                                              [name of Company Subsidiary here]


Date: __________________________               By:____________________________

                                                    Printed Name:
                                                    Title:

                                  SCHEDULE E-1

                   List Of Mortgage Loans Pledged to Bank By:

                          ____________________________
                          (Name of Company Subsidiary)

                                    EXHIBIT F

                                 LOCK BOX TERMS

               A. Lockbox Service. The lockbox service (the "Service") will operate through a U.S. Postal Service box in the Company Subsidiary's name (the "Lockbox") and Company Subsidiary demand deposit accounts at Bank (the "Accounts") which are designated herein below, and which Accounts are subject to Bank's standard deposit account agreements. Company Subsidiary authorizes Bank and its employees, representatives or authorized agents to (i) pick up and transport from the Post Office mail addressed to the Lockbox, and (ii) open such mail and process its contents according to the Lockbox processing procedures which will be agreed to by Bank and the Company Subsidiary.

               B. Company Subsidiary's Obligations. Company Subsidiary agrees to provide Bank, its employees, representatives or authorized agents with unrestricted and exclusive access to the Lockbox. Company Subsidiary agrees to follow the recommendations and specifications outlined in the Processing Procedures relating, without limitation, to document specifications for the remittance documents to be submitted to the Lockbox. Insofar as the performance of Services under this Agreement by Bank requires data, documents, information or materials of any nature to be furnished by Company Subsidiary, or for personnel, Company Subsidiary hereby agrees to furnish all data, documents, information, and materials and to perform all such acts and to make appropriate personnel, records and facilities available to Bank, within such time and in such form or manner as may reasonably be necessary in order to enable Bank to perform the required Services promptly and in a workmanlike manner.

               C. Deposits. Bank will deposit all items which comply with the processing procedures agreed to by Bank and Customer for credit to Company Subsidiary's Account with Bank. Company Subsidiary authorizes Bank to endorse checks and other payment instruments received (the "Remittances") and to deposit such instruments in the Accounts. If any payee is a legal entity other than Company Subsidiary, Company Subsidiary represents and warrants to Bank that Company Subsidiary has the proper authorization from such payee to have such check endorsed for deposit, and deposited into the Account, and Company Subsidiary agrees to indemnify Bank against any losses, liabilities, damages, claims, demands, obligations, actions, suits, judgments, penalties, costs or expenses, including, but not limited to, attorneys' fees (collectively "Losses and Liabilities"), suffered or incurred by Bank as a result of, or in connection with, Company Subsidiary's failure to have such authorization. Further, the Bank may accept checks and other instruments for deposit to the Account without endorsement. Company Subsidiary represents and warrants to Bank that the endorsements of all items received through this Service are proper and valid and that Company Subsidiary has a right to receive such items for deposit to the Account. Company Subsidiary agrees to notify Bank no later than ten (10) calendar days after Company Subsidiary receives an advice of deposit, if there is any error in such advice, and no later than thirty (30) calendar days after Company Subsidiary receives a bank statement on the Account, if such statement contains an error or fails to show a deposit that should have been made during the time period covered by such statement.

               C. Account Documentation. Company Subsidiary understands that this Agreement covers Lockbox Services as described herein and does not cover the handling of the Accounts and the processing of checks drawn on the Account or the availability of the deposits made to the Accounts. The Accounts will be subject to, and Bank's operation of the Accounts will be in accordance with, the terms and provisions of Bank's deposit account agreements and the account rules and regulations governing the Accounts (collectively the "Account Agreements"), copies of which Company Subsidiary acknowledges having received, and shall be subject to the Master Credit Agreement to which this Lock Box Terms agreement is attached.

               D Reasonable Care. As to property of Company Subsidiary in Bank's possession Bank shall be liable only for the exercise of reasonable care in safekeeping the same and restricting access to authorized persons of information relating to Company Subsidiary's business or the business of any of Company Subsidiary's customers which may be received in the course of rendering the Service hereunder.

             E. Mail Collection. Bank shall collect the mail from the Lockbox in accordance with Bank's post office schedule, as such schedule may change from time to time.

               F. Limitation of Liability, Indemnity. The Bank will only be liable for damages arising from the Bank's intentional misconduct or gross negligence in the performance of this Service. The Bank will not be responsible for any loss, delay, costs or liability which arise, directly or indirectly, in whole or part, from, Company Subsidiary's actions or omissions, negligence or breach of any agreement with Bank; any ambiguity, inaccuracy or omission in any instruction or information provided to Bank; accidents, strikes, labor disputes, civil unrest, fire, flood, water damage (e.g., from fire suppression systems), or acts of God; or the actions of others or causes that are beyond Bank's reasonable control. The Bank will not be responsible under any circumstances for special, indirect, or consequential damages, which the Company Subsidiary incurs as a result of the Bank's actions or omissions, even if the Bank is aware of the possibility for such damage. Any claim, action or proceeding by the Company Subsidiary to enforce the terms of this Agreement or to recover for any Service-related loss or for any losses or liabilities, must be commenced within one year from the date that the event giving rise to the claim, action, or proceeding first occurs. The Company Subsidiary agrees to cooperate with the Bank in any loss recovery effort the Bank undertakes to reduce any loss or liability that arises in connection with the Bank's Services. Company Subsidiary agrees to indemnify, defend, hold Bank harmless from and against any claim, damage, loss, liability and cost (including, without limitation, attorneys' fees) of any kind whatsoever which results directly or indirectly, in whole or in part from: (a) Bank's actions or omissions, if they are in accordance with the Company Subsidiary's instructions or the terms of this Agreement; or (b) the actions or omissions of the Company Subsidiary, its agents or employees. This clause shall survive the termination of this Agreement.

          Account Information:

          Depository Account Number:
          Other:

          Any correspondence between the Company Subsidiary and the Bank concerning normal operations of the Payments Processing and Control service shall be addressed as follows:

          Account Name:

          Address:




          Primary Contact:                    Telephone:
                                              Fax:

          Special Instructions or Comments:

                                   Exhibit G
                 Required Subsidiary LTV and Required Pool LTV